UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4707

Fidelity Advisor Series II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

      Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Item 1.

Reports to Stockholders

Fidelity Advisor® Limited Term Bond Fund Annual Report August 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	2.82%	1.34%	2.93%
Class M (incl. 2.75% sales charge)	2.90%	1.34%	2.94%
Class C (incl. contingent deferred sales charge)	4.01%	1.12%	2.44%
Fidelity® Limited Term Bond Fund	6.04%	2.22%	3.51%
Class I	5.99%	2.17%	3.48%
Class Z	6.11%	2.20%	3.49%

 Prior to October 30, 2013, the fund was named Fidelity Advisor® Intermediate Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Limited Term Bond Fund - Class A on August 31, 2009, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$13,342	Fidelity Advisor® Limited Term Bond Fund - Class A
$12,422	Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers David DeBiase and David Prothro:  For the fiscal year ending August 31, 2019, the fund's share classes (excluding sales charges, if applicable) posted returns of roughly 5% to 6%, lagging, net of fees, the 6.40% gain of the Fidelity Limited Term Composite Index℠. The fund's positioning along the yield curve detracted versus the benchmark more than any other factor for the 12 months. To a much lesser extent, non-benchmark exposure to agency mortgage-backed securities hurt the relative return, as did a lighter-than-benchmark stake in government-related securities, including the bonds of sovereign countries. Conversely, the fund's underweighted stake in Treasury securities added significant value. Holding an outsized stake in corporate bonds also delivered a relative performance boost. Within corporates, overweighting the bonds of banking institutions significantly helped the relative return. Overweighted positioning within communications, energy, and several consumer-related segments aided performance versus the benchmark as well. Picks among corporates, especially in the industrials segment, further lifted the fund's relative return. Outside of corporates, a non-benchmark position in asset-backed securities added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On November 1, 2018, David DeBiase assumed co-management responsibilities for the fund, joining Robert Galusza and David Prothro.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	8.2%
AAA	15.0%
AA	2.8%
A	22.0%
BBB	42.8%
BB and Below	5.4%
Not Rated	0.8%
Short-Term Investments and Net Other Assets	3.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	68.8%
U.S. Government and U.S. Government Agency Obligations	8.2%
Asset-Backed Securities	5.4%
CMOs and Other Mortgage Related Securities	10.9%
Municipal Bonds	0.4%
Other Investments	3.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 15.7%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 68.1%
	Principal Amount	Value
COMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.:
2.45% 6/30/20	$5,088,000	$5,097,199
2.8% 2/17/21	4,000,000	4,039,593
3.6% 2/17/23	13,959,000	14,592,133
CenturyLink, Inc. 6.15% 9/15/19	592,000	592,474
Verizon Communications, Inc.:
2.946% 3/15/22	3,961,000	4,063,669
3.125% 3/16/22	2,000,000	2,061,736
5.15% 9/15/23	6,340,000	7,126,190
		37,572,994
Entertainment - 0.4%
The Walt Disney Co. 4.5% 2/15/21 (a)	10,000,000	10,365,237
Media - 2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	5,000,000	5,047,638
4.464% 7/23/22	16,000,000	16,905,855
Comcast Corp.:
1.625% 1/15/22	15,111,000	15,052,247
3.45% 10/1/21	5,500,000	5,665,016
3.7% 4/15/24	4,500,000	4,819,605
3.95% 10/15/25	2,610,000	2,857,782
Discovery Communications LLC 2.95% 3/20/23	7,000,000	7,145,424
		57,493,567

TOTAL COMMUNICATION SERVICES		105,431,798

CONSUMER DISCRETIONARY - 5.3%
Automobiles - 3.6%
American Honda Finance Corp.:
1.7% 9/9/21	3,613,000	3,597,750
2.65% 2/12/21	5,000,000	5,043,539
BMW U.S. Capital LLC:
2.7% 4/6/22 (a)	5,799,000	5,873,601
3.45% 4/12/23 (a)	7,000,000	7,294,409
Daimler Finance North America LLC:
2.25% 3/2/20 (a)	3,020,000	3,018,901
2.3% 1/6/20 (a)	5,000,000	4,999,525
2.3% 2/12/21 (a)	5,500,000	5,498,650
2.45% 5/18/20 (a)	6,415,000	6,424,468
2.85% 1/6/22 (a)	3,175,000	3,208,110
General Motors Financial Co., Inc.:
2.35% 10/4/19	5,000,000	4,999,736
2.65% 4/13/20	7,684,000	7,695,765
3.15% 1/15/20	5,000,000	5,009,226
3.2% 7/13/20	5,000,000	5,028,064
3.25% 1/5/23	5,000,000	5,086,056
3.55% 4/9/21	3,143,000	3,195,622
4.15% 6/19/23	5,231,000	5,463,145
4.2% 3/1/21	3,000,000	3,070,889
Volkswagen Group of America Finance LLC:
2.4% 5/22/20 (a)	4,458,000	4,462,797
4% 11/12/21 (a)	5,000,000	5,176,432
		94,146,685
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	4,228,000	4,271,119
Hotels, Restaurants & Leisure - 0.6%
McDonald's Corp.:
2.2% 5/26/20	5,000,000	4,999,278
2.625% 1/15/22	3,229,000	3,281,102
2.75% 12/9/20	5,345,000	5,394,174
Starbucks Corp. 3.8% 8/15/25	2,340,000	2,537,730
		16,212,284
Household Durables - 0.5%
D.R. Horton, Inc.:
2.55% 12/1/20	3,743,000	3,753,174
4% 2/15/20	3,000,000	3,018,630
Lennar Corp. 2.95% 11/29/20	5,800,000	5,800,000
		12,571,804
Media - 0.1%
British Sky Broadcasting Group PLC 2.625% 9/16/19 (a)	3,000,000	3,000,210
Multiline Retail - 0.2%
Dollar Tree, Inc. 4% 5/15/25	6,000,000	6,342,691
Specialty Retail - 0.1%
AutoZone, Inc. 3.125% 7/15/23	3,247,000	3,339,916

TOTAL CONSUMER DISCRETIONARY		139,884,709

CONSUMER STAPLES - 4.1%
Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 3.3% 2/1/23	8,261,000	8,600,936
Anheuser-Busch InBev Worldwide, Inc. 4.15% 1/23/25	4,276,000	4,682,306
Constellation Brands, Inc. 3 month U.S. LIBOR + 0.700% 2.8581% 11/15/21 (b)(c)	5,630,000	5,631,226
		18,914,468
Food & Staples Retailing - 0.6%
Alimentation Couche-Tard, Inc. 2.35% 12/13/19 (a)	10,000,000	10,000,468
Kroger Co. 3.3% 1/15/21	5,000,000	5,068,502
		15,068,970
Food Products - 0.4%
Conagra Brands, Inc. 3.8% 10/22/21	6,050,000	6,224,476
General Mills, Inc.:
2.2% 10/21/19	2,000,000	1,999,353
3.2% 4/16/21	944,000	960,601
The J.M. Smucker Co. 2.5% 3/15/20	1,964,000	1,966,728
		11,151,158
Tobacco - 2.4%
Altria Group, Inc.:
2.625% 1/14/20	5,000,000	5,002,425
3.49% 2/14/22	1,879,000	1,941,106
3.8% 2/14/24	2,268,000	2,402,209
4.75% 5/5/21	4,975,000	5,190,147
BAT Capital Corp. 2.764% 8/15/22	10,000,000	10,140,946
BAT International Finance PLC 2.75% 6/15/20 (a)	8,160,000	8,178,276
Imperial Tobacco Finance PLC:
2.95% 7/21/20 (a)	6,750,000	6,785,526
3.125% 7/26/24 (a)	5,250,000	5,338,883
3.5% 2/11/23 (a)	2,400,000	2,464,517
Philip Morris International, Inc.:
1.875% 2/25/21	6,954,000	6,942,948
2.625% 2/18/22	1,793,000	1,816,670
2.875% 5/1/24	4,910,000	5,039,496
Reynolds American, Inc.:
3.25% 6/12/20	1,162,000	1,170,815
4% 6/12/22	1,077,000	1,125,611
		63,539,575

TOTAL CONSUMER STAPLES		108,674,171

ENERGY - 6.3%
Energy Equipment & Services - 0.2%
El Paso Pipeline Partners Operating Co. LLC 6.5% 4/1/20	768,000	786,345
Schlumberger Holdings Corp. 3% 12/21/20 (a)	5,000,000	5,049,381
		5,835,726
Oil, Gas & Consumable Fuels - 6.1%
Anadarko Petroleum Corp. 4.85% 3/15/21	6,035,000	6,238,907
Canadian Natural Resources Ltd. 3.45% 11/15/21	7,927,000	8,095,137
Cenovus Energy, Inc.:
3% 8/15/22	9,205,000	9,293,872
3.8% 9/15/23	2,000,000	2,067,126
Columbia Pipeline Group, Inc. 3.3% 6/1/20	1,439,000	1,448,512
DCP Midstream LLC 5.35% 3/15/20 (a)	6,738,000	6,818,856
Encana Corp. 3.9% 11/15/21	4,500,000	4,615,649
Energy Transfer Partners LP:
3.6% 2/1/23	2,824,000	2,897,786
4.2% 9/15/23	1,441,000	1,523,593
4.5% 4/15/24	570,000	611,106
Enterprise Products Operating LP:
2.55% 10/15/19	5,678,000	5,677,567
2.8% 2/15/21	2,038,000	2,057,617
2.85% 4/15/21	1,590,000	1,607,855
EQT Corp. 2.5% 10/1/20	2,497,000	2,483,550
Kinder Morgan Energy Partners LP 3.5% 9/1/23	2,738,000	2,847,046
Kinder Morgan, Inc. 3.05% 12/1/19	4,285,000	4,288,882
Marathon Oil Corp. 2.8% 11/1/22	7,000,000	7,063,963
MPLX LP:
3.375% 3/15/23	6,618,000	6,812,530
4.5% 7/15/23	856,000	913,423
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 1.450% 3.637% 8/15/22 (b)(c)	2,590,000	2,598,790
2.6% 8/13/21	706,000	710,692
2.7% 8/15/22	624,000	630,142
2.9% 8/15/24	2,061,000	2,080,274
3.125% 2/15/22	1,336,000	1,355,834
3.2% 8/15/26	277,000	279,866
Petrobras Global Finance BV 5.299% 1/27/25	7,000,000	7,577,150
Petroleos Mexicanos:
3.5% 1/30/23	4,535,000	4,405,753
4.875% 1/24/22	6,500,000	6,605,625
6.375% 2/4/21	2,000,000	2,056,000
Plains All American Pipeline LP/PAA Finance Corp.:
2.6% 12/15/19	9,900,000	9,891,633
3.65% 6/1/22	4,768,000	4,900,433
5.75% 1/15/20	962,000	972,459
Schlumberger Investment SA 3.3% 9/14/21 (a)	5,000,000	5,097,710
TransCanada PipeLines Ltd.:
2.125% 11/15/19	5,610,000	5,605,980
2.5% 8/1/22	5,142,000	5,185,101
Western Gas Partners LP 5.375% 6/1/21	10,371,000	10,723,673
Williams Partners LP 3.6% 3/15/22	12,000,000	12,355,056
		160,395,148

TOTAL ENERGY		166,230,874

FINANCIALS - 29.8%
Banks - 14.9%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.570% 2.7023% 8/27/21 (a)(b)(c)	5,000,000	5,017,870
3.4% 8/27/21 (a)	5,000,000	5,114,145
Bank of America Corp.:
2.369% 7/21/21 (b)	5,000,000	5,008,236
2.625% 4/19/21	13,000,000	13,125,623
3.004% 12/20/23 (b)	6,462,000	6,631,605
3.124% 1/20/23 (b)	10,000,000	10,230,683
4.2% 8/26/24	15,750,000	16,998,188
Bank of Nova Scotia 2.8% 7/21/21	2,000,000	2,032,646
Barclays Bank PLC 2.65% 1/11/21	5,500,000	5,523,958
Barclays PLC:
2.75% 11/8/19	5,331,000	5,333,629
2.875% 6/8/20	3,000,000	3,003,936
3.2% 8/10/21	5,045,000	5,090,104
3.25% 1/12/21	2,046,000	2,062,674
3.932% 5/7/25 (b)	4,000,000	4,112,279
BNP Paribas 2.375% 5/21/20	3,000,000	3,005,741
BPCE SA:
2.75% 12/2/21	2,000,000	2,027,137
4% 9/12/23 (a)	5,000,000	5,291,055
CIT Group, Inc. 4.75% 2/16/24	5,000,000	5,375,000
Citigroup, Inc.:
2.35% 8/2/21	10,000,000	10,064,419
2.4% 2/18/20	4,000,000	4,003,632
2.45% 1/10/20	3,000,000	3,002,180
2.65% 10/26/20	3,000,000	3,018,221
2.7% 3/30/21	5,000,000	5,050,484
2.7% 10/27/22	5,000,000	5,085,117
2.75% 4/25/22	4,010,000	4,081,845
4.4% 6/10/25	3,018,000	3,274,985
Citizens Bank NA:
2.45% 12/4/19	5,526,000	5,527,957
2.55% 5/13/21	6,501,000	6,546,591
2.65% 5/26/22	3,000,000	3,046,194
Citizens Financial Group, Inc. 2.375% 7/28/21	417,000	418,417
Credit Agricole SA 2.75% 6/10/20 (a)	8,000,000	8,035,102
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	6,000,000	6,106,519
Credit Suisse New York Branch 3% 10/29/21	1,500,000	1,528,881
Danske Bank A/S 3.875% 9/12/23 (a)	6,000,000	6,234,486
Fifth Third Bancorp 2.875% 7/27/20	3,200,000	3,220,907
First Horizon National Corp. 3.5% 12/15/20	3,000,000	3,036,954
HSBC Holdings PLC:
2.95% 5/25/21	626,000	633,270
3.262% 3/13/23 (b)	3,374,000	3,443,245
3.803% 3/11/25 (b)	5,000,000	5,215,359
3.95% 5/18/24 (b)	3,000,000	3,147,053
HSBC U.S.A., Inc. 2.375% 11/13/19	3,000,000	3,000,325
Huntington Bancshares, Inc.:
2.3% 1/14/22	5,000,000	5,023,556
2.625% 8/6/24	4,610,000	4,699,844
3.15% 3/14/21	3,000,000	3,043,540
7% 12/15/20	180,000	190,740
ING Bank NV 2.7% 8/17/20 (a)	1,438,000	1,447,523
ING Groep NV 3.15% 3/29/22	5,250,000	5,381,967
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	5,775,000	5,852,129
JPMorgan Chase & Co.:
2.55% 10/29/20	7,500,000	7,541,040
2.75% 6/23/20	7,000,000	7,032,988
3.207% 4/1/23 (b)	8,000,000	8,224,684
3.514% 6/18/22 (b)	8,000,000	8,189,574
3.559% 4/23/24 (b)	14,000,000	14,702,057
Lloyds Banking Group PLC 2.907% 11/7/23 (b)	6,000,000	6,018,408
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	5,000,000	5,002,464
2.623% 7/18/22	5,000,000	5,058,676
2.95% 3/1/21	2,300,000	2,324,954
2.998% 2/22/22	2,619,000	2,669,856
3.218% 3/7/22	5,000,000	5,129,683
Mizuho Financial Group, Inc.:
2.273% 9/13/21	3,000,000	3,002,773
2.632% 4/12/21 (a)	5,180,000	5,211,399
2.953% 2/28/22	6,000,000	6,109,369
Regions Financial Corp.:
2.75% 8/14/22	5,022,000	5,110,387
3.2% 2/8/21	4,000,000	4,054,231
3.8% 8/14/23	1,805,000	1,910,477
Royal Bank of Scotland Group PLC:
3.875% 9/12/23	7,000,000	7,210,508
4.519% 6/25/24 (b)	10,962,000	11,507,725
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	5,500,000	5,658,085
4.45% 12/3/21	4,500,000	4,695,071
Sumitomo Mitsui Financial Group, Inc. 2.934% 3/9/21	2,449,000	2,478,663
SunTrust Banks, Inc. 2.9% 3/3/21	2,828,000	2,860,205
Synchrony Bank 3% 6/15/22	2,328,000	2,370,258
Synovus Financial Corp. 3.125% 11/1/22	7,118,000	7,132,236
The Toronto-Dominion Bank 2.125% 4/7/21	4,000,000	4,012,359
Wells Fargo & Co.:
2.6% 7/22/20	8,000,000	8,038,924
3.75% 1/24/24	5,000,000	5,324,844
Westpac Banking Corp.:
2.8% 1/11/22	5,000,000	5,111,022
4.11% 7/24/34 (b)	1,710,000	1,800,182
Zions Bancorp NA 3.35% 3/4/22	1,971,000	2,018,305
		394,857,358
Capital Markets - 5.5%
Credit Suisse Group AG 3.574% 1/9/23 (a)	15,000,000	15,379,424
Deutsche Bank AG 2.7% 7/13/20	10,000,000	9,974,349
Deutsche Bank AG New York Branch:
3.15% 1/22/21	3,179,000	3,167,859
3.3% 11/16/22	5,000,000	4,969,712
E*TRADE Financial Corp. 2.95% 8/24/22	10,000,000	10,206,046
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	12,097,000	12,263,662
2.905% 7/24/23 (b)	12,000,000	12,190,202
3% 4/26/22	8,000,000	8,104,270
3.2% 2/23/23	5,500,000	5,682,522
IntercontinentalExchange, Inc. 2.75% 12/1/20	2,647,000	2,669,481
Moody's Corp.:
2.625% 1/15/23	5,950,000	6,035,915
2.75% 12/15/21	1,683,000	1,705,775
3.25% 6/7/21	2,577,000	2,625,839
Morgan Stanley:
2.5% 4/21/21	6,200,000	6,234,640
2.625% 11/17/21	5,350,000	5,406,023
2.65% 1/27/20	11,000,000	11,018,309
2.72% 7/22/25 (b)	3,953,000	4,028,581
3.737% 4/24/24 (b)	5,000,000	5,260,400
4.875% 11/1/22	7,000,000	7,530,220
5.5% 1/26/20	2,000,000	2,025,155
UBS AG London Branch 2.2% 6/8/20 (a)	8,000,000	8,003,626
		144,482,010
Consumer Finance - 4.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	7,000,000	7,174,699
3.5% 5/26/22	915,000	939,973
4.125% 7/3/23	1,826,000	1,937,046
4.45% 12/16/21	1,327,000	1,378,895
4.875% 1/16/24	1,481,000	1,606,388
Ally Financial, Inc. 4.25% 4/15/21	2,920,000	3,000,300
American Express Co. 2.75% 5/20/22	6,190,000	6,310,017
American Express Credit Corp. 2.2% 3/3/20	5,000,000	5,002,406
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 2.9358% 7/30/21 (a)(b)(c)	4,379,000	4,376,364
3 month U.S. LIBOR + 0.950% 3.4703% 6/1/21 (a)(b)(c)	4,740,000	4,763,946
Capital One Financial Corp.:
3.2% 1/30/23	10,000,000	10,303,631
3.9% 1/29/24	3,000,000	3,185,578
Discover Financial Services 5.2% 4/27/22	3,239,000	3,483,071
Ford Motor Credit Co. LLC:
2.343% 11/2/20	5,500,000	5,475,899
2.425% 6/12/20	3,000,000	2,997,481
2.597% 11/4/19	7,000,000	6,998,250
2.681% 1/9/20	4,063,000	4,063,749
3.157% 8/4/20	6,250,000	6,272,978
3.336% 3/18/21	4,500,000	4,529,390
3.339% 3/28/22	2,246,000	2,257,701
4.14% 2/15/23	5,000,000	5,127,733
Hyundai Capital America 2.6% 3/19/20 (a)	2,000,000	2,001,592
John Deere Capital Corp. 2.6% 3/7/24	1,555,000	1,595,409
Synchrony Financial:
2.7% 2/3/20	2,500,000	2,503,205
2.85% 7/25/22	703,000	712,486
4.25% 8/15/24	2,551,000	2,716,106
4.375% 3/19/24	4,922,000	5,257,508
Toyota Motor Credit Corp. 2.6% 1/11/22	5,500,000	5,588,811
		111,560,612
Diversified Financial Services - 1.5%
AIG Global Funding:
2.3% 7/1/22 (a)	1,900,000	1,907,253
3.35% 6/25/21 (a)	5,000,000	5,101,646
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (a)	719,000	729,282
3.95% 7/1/24 (a)	955,000	982,886
AXA Equitable Holdings, Inc. 3.9% 4/20/23	467,000	490,486
Brixmor Operating Partnership LP 3.875% 8/15/22	6,534,000	6,818,214
Cigna Corp.:
3.4% 9/17/21	6,363,000	6,514,387
3.75% 7/15/23	2,076,000	2,182,412
GE Capital International Funding Co. 2.342% 11/15/20	11,830,000	11,763,684
General Electric Capital Corp. 2.2% 1/9/20	2,577,000	2,570,788
		39,061,038
Insurance - 3.7%
ACE INA Holdings, Inc. 2.3% 11/3/20	1,173,000	1,177,683
American International Group, Inc.:
3.3% 3/1/21	4,987,000	5,069,535
4.2% 4/1/28	4,000,000	4,410,517
4.875% 6/1/22	1,484,000	1,589,472
Aon Corp. 5% 9/30/20	2,178,000	2,243,590
Aon PLC 2.8% 3/15/21	7,000,000	7,066,665
Hartford Financial Services Group, Inc. 5.5% 3/30/20	4,601,000	4,687,088
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	16,714,000	17,412,827
Marsh & McLennan Companies, Inc.:
2.35% 3/6/20	5,000,000	5,003,328
2.75% 1/30/22	4,993,000	5,074,698
3.3% 3/14/23	1,731,000	1,798,349
3.875% 3/15/24	2,123,000	2,277,583
MassMutual Global Funding II 2.5% 4/13/22 (a)	5,440,000	5,518,351
Metropolitan Life Global Funding I:
2% 4/14/20 (a)	3,000,000	2,998,804
2.65% 4/8/22 (a)	5,000,000	5,079,950
Pricoa Global Funding I 2.45% 9/21/22 (a)	4,109,000	4,155,338
Protective Life Global Funding 2.615% 8/22/22 (a)	10,240,000	10,404,229
Prudential Financial, Inc. 3.5% 5/15/24	2,550,000	2,721,725
Unum Group 5.625% 9/15/20	4,065,000	4,202,232
Willis Group North America, Inc. 4.5% 9/15/28	5,000,000	5,626,814
		98,518,778

TOTAL FINANCIALS		788,479,796

HEALTH CARE - 6.1%
Biotechnology - 0.4%
AbbVie, Inc. 2.5% 5/14/20	5,952,000	5,960,801
Amgen, Inc. 2.125% 5/1/20	1,618,000	1,617,016
Celgene Corp. 2.875% 8/15/20	3,000,000	3,018,048
		10,595,865
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories 2.9% 11/30/21	6,630,000	6,759,009
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.1939% 12/29/20 (b)(c)	4,856,000	4,857,408
2.894% 6/6/22	3,544,000	3,602,464
Boston Scientific Corp. 3.45% 3/1/24	1,869,000	1,964,056
Danaher Corp. 2.4% 9/15/20	619,000	620,302
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.1685% 3/19/21 (b)(c)	3,916,000	3,911,469
		21,714,708
Health Care Providers & Services - 1.9%
Anthem, Inc. 2.95% 12/1/22	3,723,000	3,808,778
CVS Health Corp.:
2.8% 7/20/20	1,496,000	1,503,457
3.35% 3/9/21	6,325,000	6,440,376
3.7% 3/9/23	16,542,000	17,297,929
Elanco Animal Health, Inc.:
3.912% 8/27/21	3,082,000	3,141,431
4.272% 8/28/23	552,000	578,167
Express Scripts Holding Co.:
2.6% 11/30/20	1,233,000	1,238,273
4.75% 11/15/21	2,190,000	2,306,728
Humana, Inc. 2.5% 12/15/20	3,630,000	3,637,210
UnitedHealth Group, Inc.:
2.125% 3/15/21	3,000,000	3,006,733
2.7% 7/15/20	1,361,000	1,369,974
2.875% 12/15/21	2,000,000	2,040,556
3.35% 7/15/22	3,000,000	3,114,712
		49,484,324
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.:
2.95% 9/19/26	6,566,000	6,789,882
3% 4/15/23	5,000,000	5,143,478
		11,933,360
Pharmaceuticals - 2.6%
Actavis Funding SCS:
3% 3/12/20	11,438,000	11,472,968
3.45% 3/15/22	5,000,000	5,134,692
Bayer U.S. Finance II LLC 3.5% 6/25/21 (a)	7,000,000	7,148,242
Bristol-Myers Squibb Co.:
2.6% 5/16/22 (a)	4,893,000	4,984,935
2.9% 7/26/24 (a)	6,000,000	6,220,903
3.2% 6/15/26 (a)	5,000,000	5,290,637
Mylan NV 3.15% 6/15/21	2,306,000	2,333,232
Perrigo Co. PLC 3.5% 3/15/21	1,920,000	1,930,267
Perrigo Finance PLC 3.5% 12/15/21	1,375,000	1,381,202
Shire Acquisitions Investments Ireland DAC:
1.9% 9/23/19	5,000,000	4,998,900
2.4% 9/23/21	7,000,000	7,021,700
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	10,726,000	10,042,218
Zoetis, Inc. 3.45% 11/13/20	493,000	499,645
		68,459,541

TOTAL HEALTH CARE		162,187,798

INDUSTRIALS - 2.9%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 2.85% 12/15/20 (a)	5,615,000	5,648,961
Lockheed Martin Corp. 2.5% 11/23/20	2,361,000	2,373,606
United Technologies Corp. 3.35% 8/16/21	1,393,000	1,427,254
		9,449,821
Airlines - 0.6%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	5,587,000	5,671,922
Delta Air Lines, Inc.:
2.875% 3/13/20	5,500,000	5,500,968
3.4% 4/19/21	3,790,000	3,842,177
		15,015,067
Commercial Services & Supplies - 0.2%
Waste Management, Inc. 2.95% 6/15/24	5,082,000	5,285,996
Electrical Equipment - 0.1%
Fortive Corp. 2.35% 6/15/21	1,547,000	1,546,955
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.:
2.8% 12/15/21	3,883,000	3,936,584
3% 12/15/20	5,100,000	5,151,279
3.65% 9/15/23	3,078,000	3,242,468
		12,330,331
Machinery - 0.2%
Ingersoll-Rand Luxembourg Finance SA 2.625% 5/1/20	263,000	263,683
Westinghouse Air Brake Co. 4.4% 3/15/24	5,900,000	6,319,075
		6,582,758
Trading Companies & Distributors - 1.0%
Air Lease Corp.:
2.5% 3/1/21	3,120,000	3,133,303
2.625% 7/1/22	5,000,000	5,045,227
3.375% 6/1/21	8,097,000	8,230,808
3.75% 2/1/22	1,228,000	1,265,129
4.25% 2/1/24	2,597,000	2,772,204
4.75% 3/1/20	605,000	611,790
International Lease Finance Corp. 5.875% 8/15/22	4,375,000	4,805,122
		25,863,583

TOTAL INDUSTRIALS		76,074,511

INFORMATION TECHNOLOGY - 1.8%
Electronic Equipment & Components - 0.8%
Amphenol Corp.:
2.2% 4/1/20	5,000,000	4,998,980
3.2% 4/1/24	896,000	925,996
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	9,200,000	9,492,515
5.45% 6/15/23 (a)	5,591,000	6,076,774
		21,494,265
IT Services - 0.4%
IBM Corp. 2.85% 5/13/22	7,000,000	7,160,148
The Western Union Co. 4.25% 6/9/23	5,000,000	5,288,532
		12,448,680
Semiconductors & Semiconductor Equipment - 0.4%
Analog Devices, Inc. 2.85% 3/12/20	3,752,000	3,762,724
Micron Technology, Inc. 4.185% 2/15/27	6,000,000	6,190,158
		9,952,882
Software - 0.2%
Oracle Corp. 1.9% 9/15/21	5,000,000	4,997,741

TOTAL INFORMATION TECHNOLOGY		48,893,568

MATERIALS - 0.4%
Chemicals - 0.4%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	3,089,000	3,197,099
The Mosaic Co. 3.25% 11/15/22	7,000,000	7,173,658
		10,370,757
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Campus Communities Operating Partnership LP 3.35% 10/1/20	1,272,000	1,287,744
Boston Properties, Inc. 3.2% 1/15/25	3,000,000	3,121,779
DDR Corp.:
4.25% 2/1/26	1,865,000	1,988,563
4.625% 7/15/22	2,440,000	2,558,323
ERP Operating LP 3.375% 6/1/25	3,000,000	3,203,624
Federal Realty Investment Trust 2.55% 1/15/21	5,000,000	5,028,710
Healthcare Trust of America Holdings LP 2.95% 7/1/22	4,165,000	4,239,628
Kimco Realty Corp. 3.3% 2/1/25	5,500,000	5,709,053
Omega Healthcare Investors, Inc. 4.375% 8/1/23	5,877,000	6,193,737
Simon Property Group LP:
2.35% 1/30/22	1,046,000	1,055,624
2.75% 6/1/23	4,610,000	4,729,900
Ventas Realty LP:
2.65% 1/15/25	3,710,000	3,759,115
3% 1/15/30	2,013,000	2,026,462
3.125% 6/15/23	591,000	609,955
3.5% 4/15/24	2,140,000	2,250,340
Welltower, Inc.:
3.625% 3/15/24	4,035,000	4,250,812
3.95% 9/1/23	1,993,000	2,124,691
		54,138,060
Real Estate Management & Development - 0.5%
Brandywine Operating Partnership LP 3.95% 2/15/23	3,334,000	3,487,561
Digital Realty Trust LP:
2.75% 2/1/23	2,037,000	2,065,170
3.625% 10/1/22	1,040,000	1,080,736
3.95% 7/1/22	2,280,000	2,387,877
Liberty Property LP 4.75% 10/1/20	1,045,000	1,067,386
Mack-Cali Realty LP 4.5% 4/18/22	185,000	185,827
Tanger Properties LP 3.875% 12/1/23	2,000,000	2,072,400
Washington Prime Group LP 3.85% 4/1/20	2,090,000	2,076,478
		14,423,435

TOTAL REAL ESTATE		68,561,495

UTILITIES - 4.8%
Electric Utilities - 2.2%
American Electric Power Co., Inc. 2.15% 11/13/20	3,500,000	3,503,581
Duke Energy Corp. 1.8% 9/1/21	1,354,000	1,345,772
Duquesne Light Holdings, Inc. 6.4% 9/15/20 (a)	48,000	49,802
Edison International 2.95% 3/15/23	730,000	731,861
Eversource Energy:
2.5% 3/15/21	4,386,000	4,404,931
2.75% 3/15/22	3,489,000	3,543,742
Exelon Corp.:
2.85% 6/15/20	2,479,000	2,490,040
3.497% 6/1/22 (b)	10,287,000	10,591,593
FirstEnergy Corp. 4.25% 3/15/23	600,000	637,606
IPALCO Enterprises, Inc.:
3.45% 7/15/20	2,576,000	2,591,508
3.7% 9/1/24	1,115,000	1,166,538
ITC Holdings Corp. 2.7% 11/15/22	3,503,000	3,555,687
LG&E and KU Energy LLC 3.75% 11/15/20	5,002,000	5,077,241
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9613% 3/27/20 (b)(c)	1,564,000	1,564,194
Southern Co. 2.35% 7/1/21	5,250,000	5,265,096
TECO Finance, Inc. 5.15% 3/15/20	252,000	255,622
Virginia Electric & Power Co. 2.75% 3/15/23	10,000,000	10,220,711
Xcel Energy, Inc. 2.4% 3/15/21	1,050,000	1,054,746
		58,050,271
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP 2.7% 6/15/21	548,000	551,954
Southern Power Co. 2.375% 6/1/20	1,087,000	1,087,574
		1,639,528
Multi-Utilities - 2.5%
Berkshire Hathaway Energy Co.:
2.375% 1/15/21	5,420,000	5,452,116
2.8% 1/15/23	5,944,000	6,105,013
CenterPoint Energy, Inc. 2.5% 9/1/22	1,229,000	1,238,913
Consolidated Edison, Inc.:
2% 3/15/20	1,355,000	1,353,628
2% 5/15/21	1,538,000	1,537,415
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (b)(c)	651,000	608,685
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (b)(c)	567,000	535,815
2% 8/15/21	1,458,000	1,452,096
2.715% 8/15/21	3,913,000	3,945,916
NiSource Finance Corp.:
2.65% 11/17/22	4,959,000	5,035,589
3.85% 2/15/23	700,000	731,391
NiSource, Inc.:
2.95% 9/1/29	3,000,000	3,067,072
3.65% 6/15/23	6,657,000	6,942,983
NSTAR 4.5% 11/15/19	2,500,000	2,509,786
Public Service Enterprise Group, Inc.:
2% 11/15/21	1,782,000	1,774,044
2.65% 11/15/22	3,830,000	3,867,251
Puget Energy, Inc. 6.5% 12/15/20	991,000	1,041,889
Sempra Energy:
1.625% 10/7/19	4,189,000	4,185,900
2.4% 3/15/20	1,890,000	1,887,878
2.85% 11/15/20	1,392,000	1,403,264
2.9% 2/1/23	1,017,000	1,038,521
WEC Energy Group, Inc. 3.375% 6/15/21	5,540,000	5,661,919
Wisconsin Energy Corp.:
3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (b)(c)	454,000	383,952
2.45% 6/15/20	5,901,000	5,908,094
		67,669,130

TOTAL UTILITIES		127,358,929

TOTAL NONCONVERTIBLE BONDS
(Cost $1,767,492,046)		1,802,148,406

U.S. Treasury Obligations - 5.3%
U.S. Treasury Notes:
2.125% 7/31/24	$27,000,000	$27,910,195
2.25% 12/31/24	21,838,000	22,764,409
2.375% 8/15/24	15,000,000	15,684,961
2.625% 2/15/29 (d)	24,000,000	26,363,437
2.75% 6/30/25	16,406,000	17,605,048
2.875% 11/30/25	28,171,000	30,563,324
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $133,667,502)		140,891,374

U.S. Government Agency - Mortgage Securities - 0.5%
Fannie Mae - 0.2%
3% 12/1/31	3,876,419	3,985,860
3.5% 9/1/29 to 10/1/29	1,392,906	1,455,834
4.5% 3/1/35	20,079	21,650
6.5% 7/1/32 to 8/1/36	234,568	265,873
7% 8/1/28 to 6/1/33	167,319	191,293
7.5% 6/1/26 to 2/1/28	45,555	51,094
8.5% 5/1/21 to 9/1/25	2,187	2,388

TOTAL FANNIE MAE		5,973,992

Freddie Mac - 0.0%
8.5% 12/1/26 to 8/1/27	17,457	19,588
Ginnie Mae - 0.3%
7% 7/15/28 to 11/15/28	35,576	39,670
7.5% 2/15/28 to 10/15/28	2,777	3,151
8% 6/15/24	25	27
8.5% 10/15/21	8,001	8,269
4.5% 6/20/48	6,593,199	6,935,969

TOTAL GINNIE MAE		6,987,086

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $12,935,402)		12,980,666

Asset-Backed Securities - 5.4%
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	$5,500,000	$5,554,016
Series 2018-2 Class A, 3.29% 5/15/23	6,070,000	6,208,556
American Credit Acceptance Receivables Trust Series 2019-3 Class A, 2.44% 12/12/22 (a)	3,657,000	3,657,457
Bank of The West Auto Trust Series 2018-1 Class A3, 3.43% 12/15/22 (a)	2,330,000	2,359,567
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.125% 3.2703% 2/25/35 (b)(c)	218,959	218,755
Canadian Pacer Auto Receivables Trust Series 2019-1A Class A2, 2.78% 3/21/22 (a)	5,000,000	5,021,911
Capital One Multi-Asset Execution Trust Series 2019-A1 Class A1, 2.84% 12/15/24	6,392,000	6,568,994
CarMax Auto Owner Trust Series 2019-1 Class A3, 3.05% 3/15/24	3,892,000	3,985,252
Chesapeake Funding II LLC:
Series 2017-2A Class A1, 1.99% 5/15/29 (a)	2,064,078	2,061,321
Series 2018-1A Class A1, 3.04% 4/15/30 (a)	2,232,963	2,265,756
Series 2018-3A Class A1, 3.39% 1/15/31 (a)	2,876,830	2,930,809
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	4,417,210	4,489,779
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (a)	3,448,149	3,467,028
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P2 Class A, 3.47% 10/15/25 (a)	2,351,940	2,365,357
Series 2018-P3 Class A, 3.82% 1/15/26 (a)	4,835,078	4,880,639
Series 2019-P1 Class A, 2.94% 7/15/26 (a)	1,462,320	1,467,226
Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3953% 3/25/32 (b)(c)	9,741	10,303
Dell Equipment Finance Trust:
Series 2017-2 Class A3, 2.19% 10/24/22 (a)	1,504,348	1,504,220
Series 2018-1 Class A3, 3.18% 6/22/23 (a)	1,489,000	1,507,618
Series 2018-2 Class A3, 3.37% 10/22/23 (a)	1,970,000	2,004,912
DLL Securitization Trust Series 2018-ST2 Class A3, 3.46% 1/20/22 (a)	3,643,000	3,696,552
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74% 2/22/22 (a)	24,605	24,593
Series 2017-1 Class A2, 2.13% 7/20/22 (a)	744,740	744,464
Series 2019-1 Class A2, 2.98% 10/22/24 (a)	3,331,000	3,377,309
Ford Credit Auto Owner Trust:
Series 2015-2 Class A, 2.44% 1/15/27 (a)	6,181,000	6,194,446
Series 2016-1 Class A, 2.31% 8/15/27 (a)	5,938,000	5,961,178
Series 2019-1 Class A, 3.52% 7/15/30 (a)	4,783,000	5,051,804
Ford Credit Floorplan Master Owner Trust:
Series 2015-5 Class A, 2.39% 8/15/22	10,511,000	10,539,876
Series 2017-2 Class A1, 2.16% 9/15/22	5,521,000	5,530,062
GMF Floorplan Owner Revolving Trust Series 2017-1 Class A1, 2.22% 1/18/22 (a)	4,092,000	4,090,321
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	1,318,494	1,332,878
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	5,000,000	5,086,556
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	1,362,421	1,420,036
Nationstar HECM Loan Trust Series 2018-1A Class A, 2.76% 2/25/28 (a)	1,051,832	1,050,825
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.6553% 9/25/35 (b)(c)	83,524	83,464
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3903% 1/25/36 (b)(c)	126,217	126,748
Prosper Marketplace Issuance Trust:
Series 2018-1A Class A, 3.11% 6/17/24 (a)	83,550	83,571
Series 2018-2A Class A, 3.35% 10/15/24 (a)	1,472,686	1,477,192
Santander Retail Auto Lease Trust Series 2017-A Class A3, 2.22% 1/20/21 (a)	4,356,929	4,356,590
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.0053% 9/25/34 (b)(c)	2,132	2,075
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (a)	2,484,946	2,593,531
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8626% 4/6/42 (a)(b)(c)(e)	304,000	226,875
Upgrade Receivables Trust:
Series 2019-1A Class A, 3.48% 3/15/25 (a)	807,029	809,858
Series 2019-2A Class A, 2.77% 10/15/25 (a)	1,205,000	1,205,568
Verizon Owner Trust Series 2017-3A Class A1A, 2.06% 4/20/22 (a)	5,632,000	5,630,026
Volvo Financial Equipment LLC Series 2019-1A Class A3, 3% 3/15/23 (a)	2,587,000	2,636,147
Wheels SPV LLC Series 2018-1A Class A2, 3.06% 4/20/27 (a)	3,708,744	3,729,142
World Omni Automobile Lease Securitization Trust Series 2019-A Class A3, 2.94% 5/16/22	2,614,000	2,656,416
TOTAL ASSET-BACKED SECURITIES
(Cost $140,405,960)		142,247,579

Collateralized Mortgage Obligations - 3.3%
Private Sponsor - 0.9%
Credit Suisse Mortgage Trust Series 2012-2R Class 1A1, 4.7374% 5/27/35 (a)(b)	151,210	152,869
CSAIL Commercial Mortgage Trust Series 2015-C2 Class ASB, 3.2241% 6/15/57	1,352,000	1,397,134
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 2.5823% 8/25/60 (a)(b)(c)	2,079,480	2,075,467
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.7234% 10/15/54 (a)(b)(c)	2,744,623	2,741,791
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.9023% 12/22/69 (a)(b)(c)	1,580,133	1,584,570
Series 2019-2A Class 1A, 2.71% 12/22/69 (a)	5,532,000	5,571,211
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (b)(c)	7,494	7,530
Permanent Master Issuer PLC floater Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.6834% 7/15/58 (a)(b)(c)	7,000,000	6,998,572
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.178% 7/20/34 (b)(c)	1,220	1,187
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 2.8476% 1/21/70 (a)(b)(c)	4,433,000	4,434,024

TOTAL PRIVATE SPONSOR		24,964,355

U.S. Government Agency - 2.4%
Fannie Mae:
planned amortization class:
Series 2015-28 Class P, 2.5% 5/25/45	3,850,238	3,931,202
Series 2019-33 Class N, 3% 3/25/48	15,780,755	16,039,318
Series 2015-28 Class JE, 3% 5/25/45	2,753,438	2,804,164
Series 2018-3 Class LP, 3% 2/25/47	14,773,867	15,090,050
Freddie Mac:
planned amortization class Series 2019-4903 Class DA, 3% 10/25/48	6,180,259	6,380,480
sequential payer Series 4873 Class CA, 4% 7/15/47	9,445,732	9,869,413
Series 3949 Class MK, 4.5% 10/15/34	109,444	115,930
Series 4472 Class WL, 3% 5/15/45	1,258,588	1,309,625
Freddie Mac Seasoned Credit Risk Transfer Trust sequential payer Series 2019-2 Class MA, 3.5% 8/25/58	5,666,807	5,939,561
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2015-H17 Class HA, 2.5% 5/20/65 (f)	1,980,944	1,979,661

TOTAL U.S. GOVERNMENT AGENCY		63,459,404

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $87,845,099)		88,423,759

Commercial Mortgage Securities - 10.0%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (b)(g)	1,031	3
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class A, 3.3228% 9/10/28 (a)	4,065,249	4,101,307
Benchmark Mortgage Trust sequential payer Series 2018-B2 Class A2, 3.6623% 2/15/51	5,621,000	5,903,854
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 2.9851% 7/15/32 (a)(b)(c)	5,181,000	5,180,992
CGMS Commercial Mortgage Trust Series 2017-MDRA Class A, 3.656% 7/10/30 (a)	10,000,000	10,313,744
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (a)(b)(c)	4,662,000	4,661,991
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2012-GC8:
Class A/S, 3.683% 9/10/45 (a)	2,720,000	2,835,475
Class A4, 3.024% 9/10/45	2,295,408	2,361,035
Series 2014-GC21 Class AAB, 3.477% 5/10/47	1,655,857	1,712,929
Series 2016-GC36 Class AAB, 3.368% 2/10/49	2,530,000	2,659,235
Series 2017-P7 Class A2, 3.212% 4/14/50	2,399,000	2,456,078
COMM Mortgage Trust:
sequential payer:
Series 2012-CR3 Class A3, 2.822% 10/15/45	1,281,023	1,306,407
Series 2012-LC4 Class A4, 3.288% 12/10/44	5,701,695	5,832,940
Series 2013-CR7:
Class A4, 3.213% 3/10/46	3,828,929	3,970,384
Class AM, 3.314% 3/10/46 (a)	1,343,000	1,391,891
Series 2015-CR22 Class ASB, 3.144% 3/10/48	2,013,000	2,076,705
Series 2015-CR23 Class ASB, 3.257% 5/10/48	1,587,000	1,646,953
Series 2013-CR6 Class A4, 3.101% 3/10/46	3,210,000	3,317,332
Series 2013-LC6 Class ASB, 2.478% 1/10/46	3,992,915	4,023,475
Series 2015-CR22 Class A2, 2.856% 3/10/48	917,188	917,060
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 3.1751% 5/15/36 (a)(b)(c)	5,000,000	5,003,138
Series 2018-SITE Class A, 4.284% 4/15/36 (a)	1,635,000	1,753,352
CSAIL Commercial Mortgage Trust sequential payer Series 19-C15 Class A2, 3.4505% 3/15/52	3,304,000	3,498,025
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	8,649,312	9,147,983
Class A3, 3.482% 1/10/45	2,955,837	3,031,006
Series 2012-GCJ7:
Class A/S, 4.085% 5/10/45	4,142,000	4,334,300
Class A4, 3.377% 5/10/45	2,041,395	2,081,334
Series 2012-GCJ9 Class A3, 2.773% 11/10/45	4,726,276	4,834,511
Series 2013-GC10:
Class A4, 2.681% 2/10/46	942,718	964,708
Class A5, 2.943% 2/10/46	5,531,000	5,709,678
Series 2014-GC18 Class AAB, 3.648% 1/10/47	623,876	643,860
Series 2014-GC20 Class AAB, 3.655% 4/10/47	770,936	799,480
Series 2014-GC26 Class AAB, 3.365% 11/10/47	3,340,000	3,461,220
Series 2015-GC28 Class AAB, 3.206% 2/10/48	2,178,000	2,255,451
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)	6,799,000	7,143,146
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	3,540,000	3,621,302
Series 2013-GC13 Class A/S, 4.2187% 7/10/46 (a)(b)	9,739,000	10,454,861
Series 2013-GC16 Class A/S, 4.649% 11/10/46	1,900,000	2,086,999
Series 2015-GC32 Class A2, 3.062% 7/10/48	2,500,000	2,506,097
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1 Class A2, 3.1438% 1/15/49	1,975,000	1,991,099
JPMBB Commercial Mortgage Securities sequential payer Series 2014-C25 Class ASB, 3.4074% 11/15/47	1,831,000	1,895,371
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2013-C17 Class ASB, 3.705% 1/15/47	770,821	800,652
Series 2014-C22 Class A4, 3.8012% 9/15/47	2,272,000	2,454,805
Series 2013-C17 Class A/S, 4.4584% 1/15/47	6,642,000	7,217,896
JPMCC Commercial Mortgage Securities Trust sequential payer Series 2016-JP4 Class A2, 2.9838% 12/15/49	3,027,000	3,075,495
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential payer Series 2012-C6 Class A3, 3.5074% 5/15/45	1,766,377	1,831,312
Series 2012-C6 Class A/S, 4.1166% 5/15/45	2,097,000	2,189,784
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (a)	5,520,000	5,699,281
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer:
Series 2012-C8 Class A3, 2.8291% 10/15/45	2,638,880	2,700,771
Series 2014-C20 Class A3A1, 3.4718% 7/15/47	3,721,000	3,796,286
Series 2013-C10 Class A5, 3.1425% 12/15/47	4,819,110	4,992,439
Series 2013-C16 Class A/S, 4.5169% 12/15/46	4,500,000	4,893,710
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (a)	2,708,000	2,916,526
Morgan Stanley BAML Trust:
sequential payer:
Series 2012-C6 Class A4, 2.858% 11/15/45	4,233,421	4,318,622
Series 2013-C11 Class A4, 4.299% 8/15/46 (b)	1,443,000	1,552,857
Series 2014-C17 Class ASB, 3.477% 8/15/47	3,653,047	3,775,493
Series 2015-C22 Class ASB, 3.04% 4/15/48	1,170,000	1,205,100
Morgan Stanley Capital I Trust:
sequential payer:
Series 2011-C1 Class A4, 5.033% 9/15/47 (a)(b)	5,321,398	5,425,907
Series 2011-C2 Class A4, 4.661% 6/15/44 (a)	2,725,000	2,818,236
Series 2011-C3 Class AJ, 5.2925% 7/15/49 (a)(b)	2,820,000	2,958,231
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (a)(b)	2,075,631	2,090,346
Class B, 4.181% 11/15/34 (a)	876,350	890,640
SBA Tower Trust 3.168% 4/9/47 (a)	7,000,000	7,096,922
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 2.9909% 4/10/46 (a)(b)(c)	3,595,359	3,638,240
sequential payer Series 2012-C2 Class A4, 3.525% 5/10/63	2,703,000	2,806,053
Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	2,974,216	3,114,271
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2012-LC5 Class A3, 2.918% 10/15/45	4,519,955	4,636,164
Series 2015-C27 Class ASB, 3.278% 2/15/48	3,047,000	3,159,445
Wells Fargo Commercial Mtg Trust 2016-C sequential payer Series 2016-C37 Class A1, 3.103% 12/15/49	2,128,000	2,170,204
WF-RBS Commercial Mortgage Trust:
sequential payer:
Series 2012-C9 Class A3, 2.87% 11/15/45	3,094,759	3,174,093
Series 2013-C11 Class A5, 3.071% 3/15/45	5,941,000	6,137,344
Series 2013-C12 Class ASB, 2.838% 3/15/48	401,676	405,844
Series 2013-C14 Class A5, 3.337% 6/15/46	7,196,000	7,528,620
Series 2013-C16 Class ASB, 3.963% 9/15/46	914,640	947,905
Series 2014-C22 Class ASB, 3.464% 9/15/57	5,506,000	5,695,914
Series 2013-C11 Class ASB, 2.63% 3/15/45	923,798	933,288
Series 2013-C12 Class A4, 3.198% 3/15/48	1,464,000	1,520,836
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $262,647,255)		264,456,243

Municipal Securities - 0.4%
Illinois Gen. Oblig. Series 2003, 4.95% 6/1/23	2,308,364	2,429,991
New York City Transitional Fin. Auth. Rev. Series 2017 E, 2.85% 2/1/24	1,320,000	1,375,374
New York Urban Dev. Corp. Rev. Series 2017 D, 2.7% 3/15/23	6,100,000	6,295,444
TOTAL MUNICIPAL SECURITIES
(Cost $9,774,639)		10,100,809

Bank Notes - 3.2%
Capital One NA 2.35% 1/31/20	1,000,000	1,000,218
Citibank NA:
2.844% 5/20/22 (b)	$5,000,000	$5,055,944
3.65% 1/23/24	5,000,000	5,329,499
Citizens Bank NA 2.25% 10/30/20	5,000,000	5,007,238
Compass Bank:
2.875% 6/29/22	8,287,000	8,429,245
3.5% 6/11/21	3,000,000	3,055,241
Discover Bank:
(Delaware) 3.2% 8/9/21	2,000,000	2,037,324
3.1% 6/4/20	3,590,000	3,608,904
3.35% 2/6/23	4,557,000	4,715,690
Fifth Third Bank 2.875% 10/1/21	2,000,000	2,030,735
First Tennessee Bank NA 2.95% 12/1/19	5,000,000	5,003,293
KeyBank NA 3.3% 2/1/22	1,378,000	1,420,579
Manufacturers & Traders Trust Co. 2.1% 2/6/20	3,000,000	2,999,386
PNC Bank NA:
2.15% 4/29/21	5,000,000	5,014,411
2.45% 11/5/20	5,000,000	5,025,873
Regions Bank 2.75% 4/1/21	5,000,000	5,044,540
SunTrust Bank:
2.8% 5/17/22	5,000,000	5,093,871
3.502% 8/2/22 (b)	3,790,000	3,879,730
Svenska Handelsbanken AB 3.35% 5/24/21	5,000,000	5,111,667
Wells Fargo Bank NA 2.897% 5/27/22 (b)	5,000,000	5,068,128
TOTAL BANK NOTES
(Cost $82,542,697)		83,931,516

Commercial Paper - 0.8%
Bell Canada yankee 2.35% 11/6/19	5,000,000	4,977,381
Commonspirit Health 2.8% 10/16/19	5,000,000	4,985,992
Sempra Global 2.48% 10/16/19	10,000,000	9,969,698
TOTAL COMMERCIAL PAPER
(Cost $19,929,958)		19,933,071
	Shares	Value

Fixed-Income Funds - 0.8%
Fidelity Specialized High Income Central Fund (h)
(Cost $20,836,173)	201,641	20,623,877

Money Market Funds - 1.7%
Fidelity Cash Central Fund 2.13% (i)
(Cost $45,365,826)	45,356,755	45,365,826
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $2,583,442,557)		2,631,103,126
NET OTHER ASSETS (LIABILITIES) - 0.5%		13,522,421
NET ASSETS - 100%		$2,644,625,547

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	89	Dec. 2019	$19,234,430	$9,560	$9,560
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1,280	Dec. 2019	153,570,000	182,098	182,098
TOTAL FUTURES CONTRACTS					$191,658

The notional amount of futures purchased as a percentage of Net Assets is 6.5%

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $511,143,098 or 19.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $932,718.

 (e) Level 3 security

 (f) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$384,875
Fidelity Specialized High Income Central Fund	1,152,099
Total	$1,536,974

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$18,968,059	$1,152,060	$--	$--	$503,758	$20,623,877	3.4%
Total	$18,968,059	$1,152,060	$--	$--	$503,758	$20,623,877

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,802,148,406	$--	$1,802,148,406	$--
U.S. Government and Government Agency Obligations	140,891,374	--	140,891,374	--
U.S. Government Agency - Mortgage Securities	12,980,666	--	12,980,666	--
Asset-Backed Securities	142,247,579	--	142,020,704	226,875
Collateralized Mortgage Obligations	88,423,759	--	88,423,759	--
Commercial Mortgage Securities	264,456,243	--	264,456,243	--
Municipal Securities	10,100,809	--	10,100,809	--
Bank Notes	83,931,516	--	83,931,516	--
Commercial Paper	19,933,071	--	19,933,071	--
Fixed-Income Funds	20,623,877	20,623,877	--	--
Money Market Funds	45,365,826	45,365,826	--	--
Total Investments in Securities:	$2,631,103,126	$65,989,703	$2,564,886,548	$226,875
Derivative Instruments:
Assets
Futures Contracts	$191,658	$191,658	$--	$--
Total Assets	$191,658	$191,658	$--	$--
Total Derivative Instruments:	$191,658	$191,658	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$191,658	$0
Total Interest Rate Risk	191,658	0
Total Value of Derivatives	$191,658	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.3%
United Kingdom	4.7%
Canada	2.3%
Netherlands	1.6%
Ireland	1.5%
Japan	1.4%
Others (Individually Less Than 1%)	4.2%
100.0%

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,517,240,558)	$2,565,113,423
Fidelity Central Funds (cost $66,201,999)	65,989,703
Total Investment in Securities (cost $2,583,442,557)		$2,631,103,126
Receivable for fund shares sold		5,331,521
Interest receivable		16,420,862
Distributions receivable from Fidelity Central Funds		38,061
Receivable for daily variation margin on futures contracts		104,510
Receivable from investment adviser for expense reductions		1,599
Other receivables		18
Total assets		2,652,999,697
Liabilities
Payable for investments purchased	$3,987,867
Payable for fund shares redeemed	2,651,895
Distributions payable	584,065
Accrued management fee	659,513
Distribution and service plan fees payable	130,951
Other affiliated payables	359,859
Total liabilities		8,374,150
Net Assets		$2,644,625,547
Net Assets consist of:
Paid in capital		$2,604,754,305
Total distributable earnings (loss)		39,871,242
Net Assets		$2,644,625,547
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($277,002,057 ÷ 23,731,495 shares)(a)		$11.67
Maximum offering price per share (100/97.25 of $11.67)		$12.00
Class M:
Net Asset Value and redemption price per share ($167,669,641 ÷ 14,356,371 shares)(a)		$11.68
Maximum offering price per share (100/97.25 of $11.68)		$12.01
Class C:
Net Asset Value and offering price per share ($47,710,321 ÷ 4,096,798 shares)(a)		$11.65
Fidelity Limited Term Bond Fund:
Net Asset Value, offering price and redemption price per share ($1,563,503,978 ÷ 133,610,395 shares)		$11.70
Class I:
Net Asset Value, offering price and redemption price per share ($524,067,966 ÷ 44,775,613 shares)		$11.70
Class Z:
Net Asset Value, offering price and redemption price per share ($64,671,584 ÷ 5,526,644 shares)		$11.70

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$70,271,299
Income from Fidelity Central Funds		1,429,353
Total income		71,700,652
Expenses
Management fee	$7,353,663
Transfer agent fees	2,915,639
Distribution and service plan fees	1,582,703
Fund wide operations fee	1,091,188
Independent trustees' fees and expenses	11,014
Commitment fees	6,387
Total expenses before reductions	12,960,594
Expense reductions	(11,903)
Total expenses after reductions		12,948,691
Net investment income (loss)		58,751,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,025,270)
Fidelity Central Funds	(129)
Futures contracts	1,389,790
Capital gain distributions from Fidelity Central Funds	107,621
Total net realized gain (loss)		(527,988)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	84,810,153
Fidelity Central Funds	503,887
Futures contracts	191,658
Total change in net unrealized appreciation (depreciation)		85,505,698
Net gain (loss)		84,977,710
Net increase (decrease) in net assets resulting from operations		$143,729,671

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$58,751,961	$52,528,415
Net realized gain (loss)	(527,988)	(9,134,686)
Change in net unrealized appreciation (depreciation)	85,505,698	(54,107,379)
Net increase (decrease) in net assets resulting from operations	143,729,671	(10,713,650)
Distributions to shareholders	(57,943,883)	–
Distributions to shareholders from net investment income	–	(51,447,723)
Total distributions	(57,943,883)	(51,447,723)
Share transactions - net increase (decrease)	234,957,881	(406,049,857)
Total increase (decrease) in net assets	320,743,669	(468,211,230)
Net Assets
Beginning of period	2,323,881,878	2,792,093,108
End of period	$2,644,625,547	$2,323,881,878
Other Information
Undistributed net investment income end of period		$1,572,815

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Limited Term Bond Fund Class A

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.28	$11.54	$11.56	$11.42	$11.52
Income from Investment Operations
Net investment income (loss)A	.252	.206	.165	.179	.170
Net realized and unrealized gain (loss)	.386	(.264)	(.030)	.132	(.111)
Total from investment operations	.638	(.058)	.135	.311	.059
Distributions from net investment income	(.248)	(.202)	(.155)	(.171)	(.159)
Total distributions	(.248)	(.202)	(.155)	(.171)	(.159)
Net asset value, end of period	$11.67	$11.28	$11.54	$11.56	$11.42
Total ReturnB,C	5.73%	(.50)%	1.18%	2.75%	.51%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.76%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.76%	.76%
Expenses net of all reductions	.75%	.76%	.76%	.76%	.76%
Net investment income (loss)	2.21%	1.81%	1.43%	1.56%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$277,002	$247,562	$289,758	$362,481	$304,040
Portfolio turnover rateF	29%	37%	39%	50%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Limited Term Bond Fund Class M

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.28	$11.54	$11.57	$11.42	$11.53
Income from Investment Operations
Net investment income (loss)A	.251	.205	.164	.178	.170
Net realized and unrealized gain (loss)	.396	(.264)	(.040)	.142	(.121)
Total from investment operations	.647	(.059)	.124	.320	.049
Distributions from net investment income	(.247)	(.201)	(.154)	(.170)	(.159)
Total distributions	(.247)	(.201)	(.154)	(.170)	(.159)
Net asset value, end of period	$11.68	$11.28	$11.54	$11.57	$11.42
Total ReturnB,C	5.81%	(.51)%	1.09%	2.83%	.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.76%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.76%	.76%	.76%	.76%	.76%
Expenses net of all reductions	.76%	.76%	.76%	.76%	.76%
Net investment income (loss)	2.21%	1.80%	1.42%	1.56%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$167,670	$158,027	$174,571	$191,505	$193,612
Portfolio turnover rateF	29%	37%	39%	50%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Limited Term Bond Fund Class C

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.25	$11.51	$11.54	$11.39	$11.50
Income from Investment Operations
Net investment income (loss)A	.162	.117	.075	.090	.081
Net realized and unrealized gain (loss)	.396	(.264)	(.039)	.142	(.121)
Total from investment operations	.558	(.147)	.036	.232	(.040)
Distributions from net investment income	(.158)	(.113)	(.066)	(.082)	(.070)
Total distributions	(.158)	(.113)	(.066)	(.082)	(.070)
Net asset value, end of period	$11.65	$11.25	$11.51	$11.54	$11.39
Total ReturnB,C	5.01%	(1.28)%	.32%	2.05%	(.35)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.54%	1.53%	1.53%	1.53%	1.54%
Expenses net of fee waivers, if any	1.54%	1.53%	1.53%	1.53%	1.54%
Expenses net of all reductions	1.54%	1.53%	1.53%	1.53%	1.54%
Net investment income (loss)	1.42%	1.03%	.66%	.79%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$47,710	$63,105	$79,249	$97,987	$81,929
Portfolio turnover rateF	29%	37%	39%	50%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Bond Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.31	$11.56	$11.59	$11.45	$11.55
Income from Investment Operations
Net investment income (loss)A	.287	.241	.200	.214	.205
Net realized and unrealized gain (loss)	.386	(.254)	(.039)	.133	(.110)
Total from investment operations	.673	(.013)	.161	.347	.095
Distributions from net investment income	(.283)	(.237)	(.191)	(.207)	(.195)
Total distributions	(.283)	(.237)	(.191)	(.207)	(.195)
Net asset value, end of period	$11.70	$11.31	$11.56	$11.59	$11.45
Total ReturnB	6.04%	(.10)%	1.40%	3.06%	.83%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.52%	2.11%	1.74%	1.87%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$1,563,504	$1,333,186	$1,643,205	$1,315,947	$758,240
Portfolio turnover rateE	29%	37%	39%	50%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Limited Term Bond Fund Class I

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.31	$11.57	$11.60	$11.45	$11.55
Income from Investment Operations
Net investment income (loss)A	.282	.236	.194	.209	.200
Net realized and unrealized gain (loss)	.386	(.264)	(.039)	.142	(.111)
Total from investment operations	.668	(.028)	.155	.351	.089
Distributions from net investment income	(.278)	(.232)	(.185)	(.201)	(.189)
Total distributions	(.278)	(.232)	(.185)	(.201)	(.189)
Net asset value, end of period	$11.70	$11.31	$11.57	$11.60	$11.45
Total ReturnB	5.99%	(.24)%	1.36%	3.10%	.78%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%
Net investment income (loss)	2.47%	2.07%	1.69%	1.82%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$524,068	$522,002	$605,310	$537,585	$391,808
Portfolio turnover rateE	29%	37%	39%	50%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Limited Term Bond Fund Class Z

Year ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.28
Income from Investment Operations
Net investment income (loss)B	.273
Net realized and unrealized gain (loss)	.415
Total from investment operations	.688
Distributions from net investment income	(.268)
Total distributions	(.268)
Net asset value, end of period	$11.70
Total ReturnC,D	6.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%G
Expenses net of fee waivers, if any	.36%G
Expenses net of all reductions	.36%G
Net investment income (loss)	2.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$64,672
Portfolio turnover rateH	29%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Advisor Limited Term Bond Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Fidelity Limited Term Bond Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$53,037,892
Gross unrealized depreciation	(2,923,089)
Net unrealized appreciation (depreciation)	$50,114,803
Tax Cost	$2,580,988,323

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(10,186,224)
Net unrealized appreciation (depreciation) on securities and other investments	$50,114,803

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,113,372)
Long-term	(8,072,852)
Total capital loss carryforward	$(10,186,224)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$57,943,883	$ 51,447,723

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $674,097,372 and $555,062,274, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$630,386	$61,235
Class M	-%	.25%	393,317	4,975
Class C	.75%	.25%	559,000	48,509
			$1,582,703	$114,719

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$20,110
Class M	3,276
Class C(a)	5,667
$29,053

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Fidelity Limited Term Bond Fund and Class Z. FIIOC receives an asset-based fee of Fidelity Limited Term Bond Fund's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$389,456.15
Class M	253,760.16
Class C	106,677.19
Fidelity Limited Term Bond Fund	1,427,802.10
Class I	724,363.15
Class Z	13,581	.05(a)
	$2,915,639

 (a) Annualized

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,387 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$10,331

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,572.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019(a)	Year ended August 31, 2018
Distributions to shareholders
Class A	$5,493,290	$–
Class M	3,417,505	–
Class C	779,480	–
Fidelity Limited Term Bond Fund	35,472,440	–
Class I	12,078,852	–
Class Z	702,316	–
Total	$57,943,883	$ -
From net investment income
Class A	$–	$4,761,408
Class M	–	2,930,049
Class C	–	694,202
Fidelity Limited Term Bond Fund	–	31,528,907
Class I	–	11,533,157
Total	$–	$51,447,723

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019(a)	Year ended August 31, 2018	Year ended August 31, 2019(a)	Year ended August 31, 2018
Class A
Shares sold	11,552,219	9,015,644	$131,626,867	$102,363,494
Reinvestment of distributions	461,264	401,091	5,262,323	4,547,047
Shares redeemed	(10,234,910)	(12,582,887)	(116,325,689)	(142,735,366)
Net increase (decrease)	1,778,573	(3,166,152)	$20,563,501	$(35,824,825)
Class M
Shares sold	4,603,849	3,174,517	$52,510,642	$36,074,513
Reinvestment of distributions	275,609	238,226	3,145,065	2,701,019
Shares redeemed	(4,527,943)	(4,532,381)	(51,444,440)	(51,469,867)
Net increase (decrease)	351,515	(1,119,638)	$4,211,267	$(12,694,335)
Class C
Shares sold	1,725,826	1,026,181	$19,548,701	$11,635,260
Reinvestment of distributions	64,979	58,259	738,206	658,454
Shares redeemed	(3,302,559)	(2,361,529)	(37,528,421)	(26,755,344)
Net increase (decrease)	(1,511,754)	(1,277,089)	$(17,241,514)	$(14,461,630)
Fidelity Limited Term Bond Fund
Shares sold	57,322,900	38,243,780	$653,150,832	$436,736,475
Reinvestment of distributions	2,729,640	2,484,195	31,220,482	28,245,918
Shares redeemed	(44,361,231)	(64,893,732)	(505,249,691)	(738,150,821)
Net increase (decrease)	15,691,309	(24,165,757)	$179,121,623	$(273,168,428)
Class I
Shares sold	19,780,026	17,003,216	$225,899,082	$193,712,445
Reinvestment of distributions	902,980	858,412	10,326,420	9,757,154
Shares redeemed	(22,069,110)	(24,029,739)	(251,108,750)	(273,370,238)
Net increase (decrease)	(1,386,104)	(6,168,111)	$(14,883,248)	$(69,900,639)
Class Z
Shares sold	6,563,652	–	$75,033,825	$–
Reinvestment of distributions	43,995	–	507,096	–
Shares redeemed	(1,081,003)	–	(12,354,669)	–
Net increase (decrease)	5,526,644	–	$63,186,252	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Limited Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Limited Term Bond Fund (one of the funds constituting Fidelity Advisor Series II, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 276 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Class A	.75%
Actual		$1,000.00	$1,039.50	$3.86
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class M	.75%
Actual		$1,000.00	$1,039.50	$3.86
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class C	1.53%
Actual		$1,000.00	$1,035.50	$7.85
Hypothetical-C		$1,000.00	$1,017.49	$7.78
Fidelity Limited Term Bond Fund	.45%
Actual		$1,000.00	$1,041.00	$2.31
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.49%
Actual		$1,000.00	$1,040.80	$2.52
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Class Z	.36%
Actual		$1,000.00	$1,041.50	$1.85
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 3.95% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $33,958,375 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

LTB-ANN-1019
1.539398.122

Fidelity Advisor® Mortgage Securities Fund Annual Report August 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	2.46%	1.54%	2.91%
Class M (incl. 4.00% sales charge)	2.53%	1.54%	2.93%
Class C (incl. contingent deferred sales charge)	5.04%	1.62%	2.59%
Fidelity® Mortgage Securities Fund	7.19%	2.73%	3.69%
Class I	7.17%	2.69%	3.65%
Class Z	7.37%	2.73%	3.67%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mortgage Securities Fund - Class A on August 31, 2009, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. MBS Index performed over the same period.

Period Ending Values
$13,326	Fidelity Advisor® Mortgage Securities Fund - Class A
$13,723	Bloomberg Barclays U.S. MBS Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:  For the fiscal year, the fund's share classes posted gains roughly in the range of 6% to 7.4%, net of fees, compared with the 7.06% gain of the benchmark Bloomberg Barclays U.S. MBS Index. We attempted to exploit market inefficiencies while managing risk, identifying attractively priced securities. We added value owning non-agency securitized debt, specifically commercial mortgage-backed securities, residential mortgage-backed securities (RMBS) and asset-backed securities in the auto sector. Our use of swaptions (options that give the buyer the right, but not the obligation, to enter into a swap contract after specified periods of time) also contributed versus the benchmark. We purchased swaptions when interest-rate volatility was below what we deemed reasonable in early 2019, anticipating volatility would rise. Later in the period, rising rate-volatility boosted the value of our swaptions. The fund's yield-curve positioning was beneficial, as was owing securities made up of reperforming loans issued by Fannie Mae. Timely purchases and sales of Freddie Mac K-Series securities made up of mortgages on multifamily housing projects was another plus. Conversely, the fund's overweighting to securities made up of 15-year mortgages detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of August 31, 2019

% of fund's investments
Zero coupon bonds	0.0
0.01 - 0.99%	0.1
1 - 1.99%	0.9
2 - 2.99%	6.7
3 - 3.99%	55.2
4 - 4.99%	23.0
5 - 5.99%	2.7
6 - 6.99%	0.7
7% and above	0.3

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of August 31, 2019 *,**,***
Mortgage Securities	104.5%
CMOs and Other Mortgage Related Securities	15.7%
Asset-Backed Securities	5.4%
Short-Term Investments and Net Other Assets (Liabilities)†	(25.6)%

 * Foreign investments - 1.2%

 ** Futures and Swaps - 8.7%

 *** Written options - (2.6)%

 † Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 114.9%
	Principal Amount (000s)	Value (000s)
Fannie Mae - 29.0%
12 month U.S. LIBOR + 1.445% 4.497% 4/1/37 (a)(b)	53	55
12 month U.S. LIBOR + 1.495% 4.509% 1/1/35 (a)(b)	52	54
12 month U.S. LIBOR + 1.523% 4.66% 3/1/36 (a)(b)	24	25
12 month U.S. LIBOR + 1.553% 4.337% 6/1/36 (a)(b)	12	12
12 month U.S. LIBOR + 1.594% 4.485% 5/1/36 (a)(b)	127	133
12 month U.S. LIBOR + 1.666% 4.538% 11/1/36 (a)(b)	12	13
12 month U.S. LIBOR + 1.685% 4.56% 4/1/36 (a)(b)	54	56
12 month U.S. LIBOR + 1.690% 4.396% 8/1/35 (a)(b)	137	144
12 month U.S. LIBOR + 1.745% 4.755% 7/1/35 (a)(b)	16	17
12 month U.S. LIBOR + 1.750% 4.479% 8/1/41 (a)(b)	41	42
12 month U.S. LIBOR + 1.752% 4.734% 3/1/40 (a)(b)	53	56
12 month U.S. LIBOR + 1.800% 4.786% 1/1/42 (a)(b)	73	75
12 month U.S. LIBOR + 1.812% 4.596% 12/1/40 (a)(b)	1,158	1,207
12 month U.S. LIBOR + 1.818% 4.932% 2/1/42 (a)(b)	87	90
12 month U.S. LIBOR + 1.851% 4.58% 5/1/36 (a)(b)	8	8
12 month U.S. LIBOR + 1.875% 4.75% 10/1/36 (a)(b)	144	150
U.S. TREASURY 1 YEAR INDEX + 2.158% 4.671% 7/1/35 (a)(b)	1	1
U.S. TREASURY 1 YEAR INDEX + 2.208% 4.833% 3/1/35 (a)(b)	5	6
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.676% 6/1/36 (a)(b)	118	124
U.S. TREASURY 1 YEAR INDEX + 2.295% 4.678% 10/1/33 (a)(b)	19	19
2.5% 4/1/37 to 10/1/37	19,980	20,257
3% 8/1/27 to 7/1/46 (c)	74,143	76,546
3.5% 7/1/32 to 2/1/48 (d)	56,129	58,883
4% 5/1/29 to 9/1/48	73,864	77,496
4.5% 5/1/25 to 1/1/48	13,845	14,964
5% 5/1/20 to 5/1/44	5,338	5,819
5.251% 8/1/41 (a)	475	518
5.5% 4/1/39 to 9/1/39	1,292	1,439
6.5% 12/1/23 to 5/1/38	481	538
6.531% 2/1/39 (a)	447	484
7% 9/1/21 to 5/1/30	422	472
7.5% 8/1/22 to 9/1/32	330	382
8% 12/1/29 to 3/1/37	13	16
8.5% 2/1/22 to 3/1/23	19	20
9% 10/1/30	100	117
9.5% 6/1/22 to 8/1/22	0	0
		260,238
Freddie Mac - 22.5%
12 month U.S. LIBOR + 1.500% 4.53% 3/1/36 (a)(b)	105	109
12 month U.S. LIBOR + 1.515% 4.39% 11/1/35 (a)(b)	31	32
12 month U.S. LIBOR + 1.750% 4.644% 12/1/40 (a)(b)	559	579
12 month U.S. LIBOR + 1.754% 4.498% 9/1/41 (a)(b)	179	185
12 month U.S. LIBOR + 1.793% 4.695% 4/1/37 (a)(b)	33	34
12 month U.S. LIBOR + 1.884% 4.628% 10/1/42 (a)(b)	99	103
12 month U.S. LIBOR + 1.961% 4.821% 6/1/33 (a)(b)	181	190
12 month U.S. LIBOR + 2.045% 4.785% 7/1/36 (a)(b)	49	51
12 month U.S. LIBOR + 2.200% 5.075% 12/1/36 (a)(b)	95	100
12 month U.S. LIBOR + 2.280% 5.03% 10/1/36 (a)(b)	1	1
6 month U.S. LIBOR + 1.445% 4.195% 3/1/35 (a)(b)	32	32
6 month U.S. LIBOR + 1.720% 4.247% 8/1/37 (a)(b)	45	47
6 month U.S. LIBOR + 1.746% 4.58% 5/1/37 (a)(b)	12	12
6 month U.S. LIBOR + 2.020% 4.65% 6/1/37 (a)(b)	212	221
6 month U.S. LIBOR + 2.040% 4.665% 6/1/37 (a)(b)	36	38
6 month U.S. LIBOR + 2.276% 4.955% 10/1/35 (a)(b)	9	10
U.S. TREASURY 1 YEAR INDEX + 2.231% 4.731% 5/1/34 (a)(b)	3	3
3% 4/1/32 to 1/1/47	19,639	20,315
3.5% 3/1/32 to 3/1/48	81,001	85,122
3.5% 8/1/47	86	90
4% 1/1/36 to 6/1/48	56,594	60,180
4% 4/1/48	239	250
4.5% 7/1/25 to 12/1/48	21,997	23,654
5% 7/1/33 to 7/1/41	2,146	2,345
5.5% 3/1/20 to 10/1/39	3,619	3,990
6% 6/1/20 to 6/1/39	811	905
6.5% 4/1/21 to 9/1/39	1,350	1,501
7% 6/1/21 to 9/1/36	556	630
7.5% 1/1/27 to 7/1/34	824	949
8.5% 9/1/20	0	0
9% 9/1/20 to 5/1/21	0	0
		201,678
Ginnie Mae - 44.2%
3% 6/15/42 to 6/20/48	25,767	26,666
3.5% 9/20/40 to 9/20/46	74,888	78,623
4% 7/20/33 to 5/20/49	49,629	52,949
4.5% 8/15/33 to 4/20/47	27,206	29,240
5.5% 12/15/38 to 9/15/39	401	450
6.5% 10/15/34 to 7/15/36	117	133
7% 2/15/24 to 4/20/32	476	537
7.5% 2/15/22 to 12/15/29	119	132
8% 6/15/21 to 12/15/25	62	67
8.5% 11/15/27 to 10/15/28	53	60
3% 9/1/49 (e)	16,850	17,376
3% 9/1/49 (e)	17,025	17,556
3% 9/1/49 (e)	6,350	6,548
3% 9/1/49 (e)	2,400	2,475
3% 9/1/49 (e)	2,400	2,475
3% 9/1/49 (e)	1,900	1,959
3% 9/1/49 (e)	3,950	4,073
3% 9/1/49 (e)	3,750	3,867
3% 9/1/49 (e)	1,650	1,701
3% 9/1/49 (e)	1,350	1,392
3% 9/1/49 (e)	400	412
3% 9/1/49 (e)	32,400	33,411
3% 9/1/49 (e)	2,900	2,991
3% 9/1/49 (e)	8,900	9,178
3% 9/1/49 (e)	1,600	1,650
3% 10/1/49 (e)	20,700	21,319
3.5% 9/1/49 (e)	18,400	19,116
3.5% 9/1/49 (e)	15,100	15,687
3.5% 9/1/49 (e)	12,000	12,467
3.5% 9/1/49 (e)	9,875	10,259
3.5% 9/1/49 (e)	12,300	12,779
3.5% 9/1/49 (e)	5,300	5,506
5% 9/20/33 to 6/15/41	2,984	3,306
		396,360
Uniform Mortgage Backed Securities - 19.2%
2.5% 9/1/34 (e)	20,825	21,110
3% 9/1/34 (e)	8,650	8,870
3% 9/1/49 (e)	12,900	13,149
3% 9/1/49 (e)	56,600	57,692
3% 9/1/49 (e)	7,800	7,951
3% 9/1/49 (e)	5,000	5,096
3% 9/1/49 (e)	4,100	4,179
3% 9/1/49 (e)	2,000	2,039
3% 9/1/49 (e)	3,400	3,466
3.5% 9/1/49 (e)	10,000	10,276
3.5% 9/1/49 (e)	7,300	7,501
3.5% 9/1/49 (e)	6,300	6,474
3.5% 9/1/49 (e)	5,300	5,446
3.5% 9/1/49 (e)	2,800	2,877
3.5% 9/1/49 (e)	5,200	5,343
3.5% 9/1/49 (e)	6,400	6,576
4% 9/1/49 (e)	600	623
4% 9/1/49 (e)	800	830
4.5% 9/1/49 (e)	2,000	2,105
		171,603
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $1,016,097)		1,029,879

Asset-Backed Securities - 5.4%
Argent Securities, Inc. pass-thru certificates Series 2005-W2 Class A2C, 1 month U.S. LIBOR + 0.360% 2.5053% 10/25/35 (a)(b)	$1,777	$1,771
CAM Mortgage Trust Series 2018-1 Class A1, 3.96% 12/1/65 (f)	145	145
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 3.4953% 10/25/37 (a)(b)(f)	2,928	2,959
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (f)	1,355	1,363
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P3 Class A, 3.82% 1/15/26 (f)	2,239	2,260
Series 2019-P1 Class A, 2.94% 7/15/26 (f)	612	614
Finance of America Structured Securities Trust Series 2018-HB1 Class A, 3.3751% 9/25/28 (f)	1,853	1,858
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	4,690	5,263
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (f)	27	7
Hertz Fleet Lease Funding LP Series 2017-1 Class A1, 1 month U.S. LIBOR + 0.650% 3.0294% 4/10/31 (a)(b)(f)	1,547	1,549
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (f)	564	588
Nationstar HECM Loan Trust:
Series 2018-2A Class A, 3.1877% 7/25/28 (f)	1,514	1,522
Series 2018-3A Class A 3.5545% 11/25/28 (f)	5,184	5,171
Series 2019-1A Class A, 2.6513% 6/25/29 (f)	4,116	4,126
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 2.896% 9/25/23 (a)(b)(f)	4,627	4,633
North Carolina State Ed Assistance Auth. Student Loan Rev. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.800% 3.0755% 7/25/25 (a)(b)	167	167
Prosper Marketplace Issuance Trust:
Series 2018-1A Class A, 3.11% 6/17/24 (f)	48	48
Series 2018-2A Class A, 3.35% 10/15/24 (f)	585	587
Structured Asset Securities Corp. Series 2005-NC2 Class M3, 1 month U.S. LIBOR + 0.430% 2.5753% 5/25/35 (a)(b)	140	140
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (f)	1,027	1,072
Series 2018-6 Class A1A, 3.75% 3/25/58 (f)	5,192	5,358
Series 2019-1 Class A1, 3.75% 3/25/58 (f)	2,040	2,139
Upgrade Receivables Trust:
Series 2018-1A Class A, 3.76% 11/15/24 (f)	5,019	5,037
Series 2019-1A Class A, 3.48% 3/15/25 (f)	334	335
TOTAL ASSET-BACKED SECURITIES
(Cost $47,701)		48,712

Collateralized Mortgage Obligations - 8.5%
Private Sponsor - 2.7%
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 1 month U.S. LIBOR + 0.140% 2.406% 6/27/36 (a)(b)(f)	1,578	1,552
BCAP LLC Trust sequential payer:
Series 2010-RR11 Class 6A1, 3.9299% 3/27/36 (a)(f)	$43	$43
Series 2010-RR2 Class 5A2, 5% 12/26/36 (f)	117	118
Series 2012-RR5 Class 8A5, 2.4715% 7/26/36 (a)(f)	242	238
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (a)(f)	2,231	2,264
Citigroup Mortgage Loan Trust, Inc. sequential payer Series 2009-5 Class 5A1, 4.8126% 1/25/37 (a)(f)	173	176
Credit Suisse Mortgage Trust:
Series 2010-9R Class 2A5, 4% 2/27/38 (f)	709	716
Series 2012-2R Class 1A1, 4.7374% 5/27/35 (a)(f)	131	132
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 2.4664% 5/27/37 (a)(b)(f)	1,697	1,641
Series 2014-3R Class 2A1, 1 month U.S. LIBOR + 0.700% 2.966% 5/27/37 (a)(b)(f)	288	277
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(f)	1,870	1,870
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 2.5823% 8/25/60 (a)(b)(f)	896	894
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.7234% 10/15/54 (a)(b)(f)	1,179	1,178
JP Morgan Resecuritization Trust floater Series 2012-2 Class 6A1, 1 month U.S. LIBOR + 0.210% 2.4711% 6/21/36 (a)(b)(f)	328	326
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.9023% 12/22/69 (a)(b)(f)	654	656
Series 2019-2A Class 1A, 2.71% 12/22/69 (f)	2,299	2,315
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (a)(b)	138	139
Permanent Master Issuer PLC floater Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.6834% 7/15/58 (a)(b)(f)	3,146	3,145
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 2.8476% 1/21/70 (a)(b)(f)	1,826	1,826
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 2.7853% 9/25/43 (a)(b)	1,693	1,705
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-I Class A1, 4.7987% 9/25/33 (a)	260	260
Series 2005-AR10 Class 2A15, 4.9834% 6/25/35 (a)	1,691	1,732
Series 2005-AR2 Class 1A2, 5.0775% 3/25/35 (a)	78	79
Winwater Mortgage Loan Trust sequential payer Series 2015-1 Class A9, 2.5% 1/20/45 (f)	643	642
		23,924
U.S. Government Agency - 5.8%
Fannie Mae:
floater Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 5.9548% 12/25/33 (a)(g)(h)	151	39
planned amortization class:
Series 1999-17 Class PG, 6% 4/25/29	258	280
Series 1999-32 Class PL, 6% 7/25/29	243	269
Series 1999-33 Class PK, 6% 7/25/29	181	198
Series 2001-52 Class YZ, 6.5% 10/25/31	22	26
Series 2005-39 Class TE, 5% 5/25/35	400	434
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 11.9724% 8/25/35 (a)(h)	20	26
Series 2012-149:
Class DA, 1.75% 1/25/43	200	199
Class GA, 1.75% 6/25/42	208	205
sequential payer:
Series 2001-20 Class Z, 6% 5/25/31	258	283
Series 2001-31 Class ZC, 6.5% 7/25/31	119	135
Series 2002-16 Class ZD, 6.5% 4/25/32	44	51
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 5.4048% 11/25/32 (a)(g)(h)	96	14
Series 2012-67 Class AI, 4.5% 7/25/27 (g)	260	22
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 4.4948% 12/25/36 (a)(g)(h)	103	25
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 4.2948% 5/25/37 (a)(g)(h)	58	12
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 13.7319% 9/25/23 (a)(h)	10	12
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 5.9548% 3/25/33 (a)(g)(h)	42	9
Series 2005-79 Class ZC, 5.9% 9/25/35	273	315
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 27.7485% 6/25/37 (a)(h)	202	419
Series 2007-66 Class SB, 39.600% - 1 month U.S. LIBOR 26.7285% 7/25/37 (a)(h)	59	107
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 4.2048% 3/25/38 (a)(g)(h)	311	59
Series 2009-85 Class IB, 4.5% 8/25/24 (g)	2	0
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 3.9048% 12/25/40 (a)(g)(h)	292	52
Class ZA, 4.5% 12/25/40	147	164
Series 2010-139 Class NI, 4.5% 2/25/40 (g)	291	22
Series 2010-150 Class ZC, 4.75% 1/25/41	1,070	1,213
Series 2010-95 Class ZC, 5% 9/25/40	2,238	2,553
Series 2010-97 Class CI, 4.5% 8/25/25 (g)	30	1
Series 2011-4 Class PZ, 5% 2/25/41	469	544
Series 2011-67 Class AI, 4% 7/25/26 (g)	84	6
Series 2011-83 Class DI, 6% 9/25/26 (g)	65	4
Series 2012-100 Class WI, 3% 9/25/27 (g)	857	67
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 4.5048% 12/25/30 (a)(g)(h)	303	28
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 4.4048% 6/25/41 (a)(g)(h)	368	42
Series 2013-133 Class IB, 3% 4/25/32 (g)	599	38
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 3.9048% 1/25/44 (a)(g)(h)	283	46
Series 2013-51 Class GI, 3% 10/25/32 (g)	214	18
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 4.5748% 6/25/35 (a)(g)(h)	317	65
Series 2015-42 Class IL, 6% 6/25/45 (g)	1,270	260
Series 2015-70 Class JC, 3% 10/25/45	1,551	1,612
Series 2017-30 Class AI, 5.5% 5/25/47 (g)	683	137
Fannie Mae Stripped Mortgage-Backed Securities:
Series 348 Class 14, 6.5% 8/25/34 (a)(g)	83	18
Series 351:
Class 12, 5.5% 4/25/34 (a)(g)	55	10
Class 13, 6% 3/25/34 (g)	75	15
Series 359 Class 19, 6% 7/25/35 (a)(g)	47	10
Series 384 Class 6, 5% 7/25/37 (g)	169	29
Freddie Mac:
planned amortization class:
Series 2095 Class PE, 6% 11/15/28	299	327
Series 2104 Class PG, 6% 12/15/28	83	91
Series 2121 Class MG, 6% 2/15/29	119	130
Series 2154 Class PT, 6% 5/15/29	208	232
Series 2162 Class PH, 6% 6/15/29	29	32
Series 2520 Class BE, 6% 11/15/32	160	179
Series 2585 Class KS, 7.600% - 1 month U.S. LIBOR 5.4049% 3/15/23 (a)(g)(h)	5	0
Series 2693 Class MD, 5.5% 10/15/33	2,544	2,864
Series 2802 Class OB, 6% 5/15/34	523	565
Series 3002 Class NE, 5% 7/15/35	251	269
Series 3189 Class PD, 6% 7/15/36	219	255
Series 3415 Class PC, 5% 12/15/37	67	74
Series 3786 Class HI, 4% 3/15/38 (g)	245	11
Series 3806 Class UP, 4.5% 2/15/41	692	739
Series 3832 Class PE, 5% 3/15/41	888	971
Series 4135 Class AB, 1.75% 6/15/42	156	155
sequential payer:
Series 2114 Class ZM, 6% 1/15/29	40	44
Series 2135 Class JE, 6% 3/15/29	144	160
Series 2274 Class ZM, 6.5% 1/15/31	76	86
Series 2281 Class ZB, 6% 3/15/30	54	57
Series 2357 Class ZB, 6.5% 9/15/31	155	178
Series 2502 Class ZC, 6% 9/15/32	142	159
Series 3871 Class KB, 5.5% 6/15/41	877	1,021
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 4.4049% 2/15/36 (a)(g)(h)	78	17
Series 1658 Class GZ, 7% 1/15/24	128	135
Series 2013-4281 Class AI, 4% 12/15/28 (g)	575	38
Series 2017-4683 Class LM, 3% 5/15/47	1,327	1,348
Series 2380 Class SY, 8.200% - 1 month U.S. LIBOR 6.0049% 11/15/31 (a)(g)(h)	514	78
Series 2587 Class IM, 6.5% 3/15/33 (g)	79	18
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 32.5317% 8/15/24 (a)(h)	3	3
Class SD, 86.400% - 1 month U.S. LIBOR 57.9133% 8/15/24 (a)(h)	3	5
Series 2933 Class ZM, 5.75% 2/15/35	611	717
Series 2935 Class ZK, 5.5% 2/15/35	828	917
Series 2947 Class XZ, 6% 3/15/35	344	389
Series 2996 Class ZD, 5.5% 6/15/35	438	509
Series 3237 Class C, 5.5% 11/15/36	651	743
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 4.4649% 11/15/36 (a)(g)(h)	243	53
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 4.5549% 3/15/37 (a)(g)(h)	331	76
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 4.5649% 4/15/37 (a)(g)(h)	474	111
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 4.3849% 6/15/37 (a)(g)(h)	219	43
Series 3949 Class MK, 4.5% 10/15/34	179	189
Series 3955 Class YI, 3% 11/15/21 (g)	211	5
Series 4055 Class BI, 3.5% 5/15/31 (g)	533	37
Series 4149 Class IO, 3% 1/15/33 (g)	99	11
Series 4314 Class AI, 5% 3/15/34 (g)	181	15
Series 4427 Class LI, 3.5% 2/15/34 (g)	967	83
Series 4471 Class PA 4% 12/15/40	1,813	1,864
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	119	134
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	1,917	2,065
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57	463	499
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 4.4926% 6/16/37 (a)(g)(h)	120	27
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 2.5711% 7/20/60 (a)(b)(i)	202	201
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 2.6795% 9/20/60 (a)(b)(i)	246	245
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 2.6795% 8/20/60 (a)(b)(i)	285	284
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 4/20/61 (a)(b)(i)	102	102
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 3.0295% 5/20/61 (a)(b)(i)	32	32
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 5.6557% 12/20/40 (a)(h)	1,181	1,424
Series 2011-136 Class WI, 4.5% 5/20/40 (g)	183	15
Series 2016-69 Class WA, 3% 2/20/46	821	837
Series 2017-134 Class BA, 2.5% 11/20/46	219	222
sequential payer:
Series 2002-42 Class ZA, 6% 6/20/32	185	209
Series 2004-24 Class ZM, 5% 4/20/34	384	424
Series 2010-160 Class DY, 4% 12/20/40	2,492	2,738
Series 2010-170 Class B, 4% 12/20/40	560	616
Series 2017-139 Class BA, 3% 9/20/47	3,262	3,310
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 4.3026% 5/16/34 (a)(g)(h)	207	40
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 5.0026% 8/17/34 (a)(g)(h)	83	19
Series 2011-52 Class HI, 7% 4/16/41 (g)	850	183
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 4.5026% 6/16/42 (a)(g)(h)	381	78
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 5.7705% 4/20/39 (a)(h)	322	331
Class ST, 8.800% - 1 month U.S. LIBOR 5.9038% 8/20/39 (a)(h)	1,120	1,160
Series 2013-149 Class MA, 2.5% 5/20/40	2,931	2,993
Series 2015-H13 Class HA, 2.5% 8/20/64 (i)	2,782	2,780
Series 2015-H17 Class HA, 2.5% 5/20/65 (i)	1,224	1,223
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 2.28% 8/20/66 (a)(b)(i)	4,266	4,255
		52,542
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $75,359)		76,466

Commercial Mortgage Securities - 7.2%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (a)(g)	15	0
Barclays Commercial Mortgage Securities LLC:
Series 2015-STP Class A, 3.3228% 9/10/28 (f)	837	844
Series 2018-C2 Class A5, 4.314% 12/15/51	1,300	1,509
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (a)(b)(f)	1,525	1,525
Citigroup Commercial Mortgage Trust:
Series 2015-GC33 Class XA, 1.0759% 9/10/58 (a)(g)	20,591	899
Series 2016-P6 Class XA, 0.9461% 12/10/49 (a)(g)	20,536	753
COMM Mortgage Trust:
sequential payer Series 2013-CR7 Class AM, 3.314% 3/10/46 (f)	354	367
Series 2014-CR19 Class XA, 1.2328% 8/10/47 (a)(g)	23,899	1,014
Series 2014-CR20 Class XA, 1.2084% 11/10/47 (a)(g)	4,965	225
Series 2014-LC17 Class XA, 0.9977% 10/10/47 (a)(g)	17,729	538
Series 2014-UBS4 Class XA, 1.2659% 8/10/47 (a)(g)	22,024	990
Series 2014-UBS6 Class XA, 1.0841% 12/10/47 (a)(g)	12,864	470
Series 2015-DC1 Class XA, 1.2533% 2/10/48 (a)(g)	32,963	1,297
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 3.0751% 12/15/31 (a)(b)(f)	2,333	2,333
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 3.1751% 5/15/36 (a)(b)(f)	10,600	10,607
Series 2018-SITE Class A, 4.284% 4/15/36 (f)	672	721
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 3.6451% 9/15/31 (a)(b)(f)	10,624	10,598
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 3.2851% 10/15/31 (a)(b)(f)	562	562
sequential payer Series 2015-GC32 Class A4, 3.764% 7/10/48	1,600	1,744
Series 2013-GC12 Class XA, 1.5598% 6/10/46 (a)(g)	6,371	277
Series 2014-GC20 Class XA, 1.2265% 4/10/47 (a)(g)	5,024	170
Series 2015-GC34 Class XA, 1.4773% 10/10/48 (a)(g)	10,346	645
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class XA, 0.9299% 4/15/47 (a)(g)	3,521	81
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (f)	1,048	1,129
Class XAFX, 1.2948% 7/5/33 (a)(f)(g)	9,000	367
Morgan Stanley BAML Trust Series 2015-C25 Class XA, 1.2557% 10/15/48 (a)(g)	12,453	632
Morgan Stanley Capital I Trust floater:
Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 3.0451% 8/15/33 (a)(b)(f)	2,637	2,624
Series 2019-AGLN Class A, 1 month U.S. LIBOR + 0.950% 3.1451% 3/15/34 (a)(b)(f)	1,730	1,731
MSCG Trust Series 2016-SNR Class A, 3.4596% 11/15/34 (a)(f)	802	808
RETL floater Series 2019-RVP:
Class A, 1 month U.S. LIBOR + 1.150% 3.3451% 3/15/36 (a)(b)(f)	577	578
Class B, 1 month U.S. LIBOR + 1.550% 3.7451% 3/15/36 (a)(b)(f)	3,400	3,413
Class C, 1 month U.S. LIBOR + 2.100% 4.2951% 3/15/36 (a)(b)(f)	700	703
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.2152% 12/15/50 (a)(g)	15,510	1,037
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 2.9909% 4/10/46 (a)(b)(f)	1,417	1,434
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2015-C26 Class A4, 3.166% 2/15/48	1,700	1,792
Series 2015-C31 Class XA, 1.1774% 11/15/48 (a)(g)	10,610	552
Series 2017-C42 Class XA, 1.039% 12/15/50 (a)(g)	18,138	1,129
Series 2018-C46 Class XA, 1.1126% 8/15/51 (a)(g)	11,969	722
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 2.9174% 6/15/46 (a)(b)(f)	1,502	1,503
Series 2014-C24 Class XA, 1.0046% 11/15/47 (a)(g)	7,884	260
Series 2014-C25 Class A5, 3.631% 11/15/47	5,020	5,396
Series 2014-LC14 Class XA, 1.397% 3/15/47 (a)(g)	8,804	372
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $63,677)		64,351
	Shares	Value (000s)

Money Market Funds - 3.7%
Fidelity Cash Central Fund 2.13% (j)
(Cost $33,207)	33,200,577	33,207

Purchased Swaptions - 0.4%
	Expiration Date	Notional Amount (000s)	Value (000s)
Put Options - 0.1%
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.3275% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/11/24	19,000	$257
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.643% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/22/22	3,100	20
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.525% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	5,000	36
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.54% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	8,000	56
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.645% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	4,000	25

TOTAL PUT OPTIONS			394

Call Options - 0.3%
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.3275% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/11/24	19,000	1,035
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.643% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/22/22	3,100	280
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.525% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	5,000	418
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.54% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	8,000	676
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.645% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	4,000	361

TOTAL CALL OPTIONS			2,770

TOTAL PURCHASED SWAPTIONS
(Cost $2,154)			3,164
TOTAL INVESTMENT IN SECURITIES - 140.1%
(Cost $1,238,195)			1,255,779
NET OTHER ASSETS (LIABILITIES) - (40.1)%			(359,556)
NET ASSETS - 100%			$896,223

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Ginnie Mae
3% 9/1/49	$(20,700)	$(21,346)
3.5% 9/1/49	(5,700)	(5,922)
3.5% 9/1/49	(9,800)	(10,181)
3.5% 9/1/49	(5,050)	(5,246)
3.5% 9/1/49	(5,400)	(5,610)
3.5% 9/1/49	(3,250)	(3,376)
3.5% 9/1/49	(1,900)	(1,974)
3.5% 9/1/49	(1,900)	(1,974)

TOTAL GINNIE MAE		(55,629)

Uniform Mortgage Backed Securities
3% 9/1/49	(34,000)	(34,657)
3.5% 9/1/49	(3,000)	(3,083)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(37,740)

TOTAL TBA SALE COMMITMENTS
(Proceeds $93,089)		$(93,369)

Written Swaptions
	Expiration Date	Notional Amount (000s)	Value (000s)
Put Swaptions
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.02% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/16/19	1,600	$0
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.26% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	5/31/22	7,000	(76)
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.975% and receive quarterly a floating rate based on 3-month LIBOR, expiring July 2028	7/12/21	2,600	(6)

TOTAL PUT SWAPTIONS			(82)

Call Swaptions
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.02% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/16/19	1,600	(96)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.26% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	5/31/22	7,000	(487)
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.975% and pay quarterly a floating rate based on 3-month LIBOR, expiring July 2028	7/12/21	2,600	(290)

TOTAL CALL SWAPTIONS			(873)

TOTAL WRITTEN SWAPTIONS			$(955)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	124	Dec. 2019	$16,333	$8	$8
CBOT 2-Year U.S. Treasury Note Contracts (United States)	74	Dec. 2019	15,993	(9)	(9)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	397	Dec. 2019	47,631	(53)	(53)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	21	Dec. 2019	3,470	(20)	(20)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	266	Dec. 2019	38,420	(106)	(106)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	20	Dec. 2019	3,949	9	9
TOTAL FUTURES CONTRACTS					$(171)

The notional amount of futures sold as a percentage of Net Assets is 14.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $127,537,000.

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)	Unrealized Appreciation/(Depreciation) (000s)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$5,654	$(18)	$(40)	$(58)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	5,450	(17)	(6)	(23)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,600	(11)	(8)	(19)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	1,470	(5)	(8)	(13)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,800	(12)	8	(4)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,700	(12)	8	(4)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	746	(2)	(5)	(7)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	7,900	(26)	(27)	(53)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	8,000	(26)	(1)	(27)
CMBX N.A. AAA Index Series 11	Nov. 2054	J.P. Morgan Securities LLC	(0.5%)	Monthly	3,100	(10)	(21)	(31)

TOTAL CREDIT DEFAULT SWAPS						$(139)	$(100)	$(239)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
3-month LIBOR(3)	Quarterly	1.5%	Semi - annual	LCH	Dec. 2029	$4,945	$8	$0	$8

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,285,000.

 (d) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $304,000.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $103,227,000 or 11.5% of net assets.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (i) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$442
Total	$442

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
U.S. Government Agency - Mortgage Securities	$1,029,879	$--	$1,029,879	$--
Asset-Backed Securities	48,712	--	48,712	--
Collateralized Mortgage Obligations	76,466	--	76,466	--
Commercial Mortgage Securities	64,351	--	64,351	--
Money Market Funds	33,207	33,207	--	--
Purchased Swaptions	3,164	--	3,164	--
Total Investments in Securities:	$1,255,779	$33,207	$1,222,572	$--
Derivative Instruments:
Assets
Futures Contracts	$17	$17	$--	$--
Swaps	8	--	8	--
Total Assets	$25	$17	$8	$--
Liabilities
Futures Contracts	$(188)	$(188)	$--	$--
Swaps	(139)	--	(139)	--
Written Swaptions	(955)	--	(955)	--
Total Liabilities	$(1,282)	$(188)	$(1,094)	$--
Total Derivative Instruments:	$(1,257)	$(171)	$(1,086)	$--
Other Financial Instruments:
TBA Sale Commitments	$(93,369)	$--	$(93,369)	$--
Total Other Financial Instruments:	$(93,369)	$--	$(93,369)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Credit Risk
Swaps(a)	$0	$(139)
Total Credit Risk	0	(139)
Interest Rate Risk
Futures Contracts(b)	17	(188)
Purchased Swaptions(c)	3,164	0
Swaps(d)	8	0
Written Swaptions(e)	0	(955)
Total Interest Rate Risk	3,189	(1,143)
Total Value of Derivatives	$3,189	$(1,282)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in distributable earnings.

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,204,988)	$1,222,572
Fidelity Central Funds (cost $33,207)	33,207
Total Investment in Securities (cost $1,238,195)		$1,255,779
Cash		535
Receivable for investments sold		18,876
Receivable for premium on written options		629
Receivable for TBA sale commitments		93,089
Receivable for fund shares sold		1,189
Interest receivable		2,671
Distributions receivable from Fidelity Central Funds		32
Receivable from investment adviser for expense reductions		1
Total assets		1,372,801
Liabilities
Payable for investments purchased
Regular delivery	$2,605
Delayed delivery	377,880
TBA sale commitments, at value	93,369
Payable for fund shares redeemed	825
Distributions payable	345
Bi-lateral OTC swaps, at value	139
Accrued management fee	227
Distribution and service plan fees payable	13
Payable for daily variation margin on futures contracts	93
Payable for daily variation margin on centrally cleared OTC swaps	14
Written options, at value (premium receivable $629)	955
Other affiliated payables	113
Total liabilities		476,578
Net Assets		$896,223
Net Assets consist of:
Paid in capital		$889,837
Total distributable earnings (loss)		6,386
Net Assets		$896,223
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,191 ÷ 2,566.7 shares)(a)		$11.37
Maximum offering price per share (100/96.00 of $11.37)		$11.84
Class M:
Net Asset Value and redemption price per share ($14,555 ÷ 1,277.1 shares)(a)		$11.40
Maximum offering price per share (100/96.00 of $11.40)		$11.88
Class C:
Net Asset Value and offering price per share ($4,689 ÷ 412.9 shares)(a)		$11.36
Fidelity Mortgage Securities Fund:
Net Asset Value, offering price and redemption price per share ($696,132 ÷ 61,052.5 shares)		$11.40
Class I:
Net Asset Value, offering price and redemption price per share ($46,815 ÷ 4,120.6 shares)		$11.36
Class Z:
Net Asset Value, offering price and redemption price per share ($104,841 ÷ 9,221.1 shares)		$11.37

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2019
Investment Income
Interest		$30,147
Income from Fidelity Central Funds		442
Total income		30,589
Expenses
Management fee	$2,967
Transfer agent fees	1,039
Distribution and service plan fees	175
Fund wide operations fee	440
Independent trustees' fees and expenses	5
Commitment fees	3
Total expenses before reductions	4,629
Expense reductions	(5)
Total expenses after reductions		4,624
Net investment income (loss)		25,965
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,996
Redemptions in-kind with affiliated entities	(2,018)
Futures contracts	(9,476)
Swaps	(460)
Written options	(116)
Total net realized gain (loss)		5,926
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	36,272
Futures contracts	(204)
Swaps	(231)
Written options	(392)
Delayed delivery commitments	(253)
Total change in net unrealized appreciation (depreciation)		35,192
Net gain (loss)		41,118
Net increase (decrease) in net assets resulting from operations		$67,083

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,965	$23,972
Net realized gain (loss)	5,926	(7,306)
Change in net unrealized appreciation (depreciation)	35,192	(25,517)
Net increase (decrease) in net assets resulting from operations	67,083	(8,851)
Distributions to shareholders	(24,740)	–
Distributions to shareholders from net investment income	–	(29,211)
Total distributions	(24,740)	(29,211)
Share transactions - net increase (decrease)	(147,595)	(27,935)
Total increase (decrease) in net assets	(105,252)	(65,997)
Net Assets
Beginning of period	1,001,475	1,067,472
End of period	$896,223	$1,001,475
Other Information
Distributions in excess of net investment income end of period		$(10,200)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Mortgage Securities Fund Class A

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$11.30	$11.44	$11.29	$11.24
Income from Investment Operations
Net investment income (loss)A	.257	.226	.185	.217	.223
Net realized and unrealized gain (loss)	.465	(.353)	(.124)	.173	.047
Total from investment operations	.722	(.127)	.061	.390	.270
Distributions from net investment income	(.242)	(.283)	(.201)	(.234)	(.217)
Distributions from net realized gain	–	–	–	(.006)	(.003)
Total distributions	(.242)	(.283)	(.201)	(.240)	(.220)
Net asset value, end of period	$11.37	$10.89	$11.30	$11.44	$11.29
Total ReturnB,C	6.73%	(1.13)%	.56%	3.49%	2.41%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.79%	.79%	.79%	.81%
Expenses net of fee waivers, if any	.80%	.79%	.79%	.79%	.81%
Expenses net of all reductions	.80%	.79%	.79%	.79%	.81%
Net investment income (loss)	2.33%	2.05%	1.64%	1.92%	1.97%
Supplemental Data
Net assets, end of period (in millions)	$29	$27	$35	$49	$38
Portfolio turnover rateF	680%G	363%	357%	404%	439%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mortgage Securities Fund Class M

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.91	$11.32	$11.46	$11.31	$11.27
Income from Investment Operations
Net investment income (loss)A	.257	.226	.184	.218	.225
Net realized and unrealized gain (loss)	.475	(.354)	(.123)	.172	.037
Total from investment operations	.732	(.128)	.061	.390	.262
Distributions from net investment income	(.242)	(.282)	(.201)	(.234)	(.219)
Distributions from net realized gain	–	–	–	(.006)	(.003)
Total distributions	(.242)	(.282)	(.201)	(.240)	(.222)
Net asset value, end of period	$11.40	$10.91	$11.32	$11.46	$11.31
Total ReturnB,C	6.80%	(1.13)%	.55%	3.48%	2.33%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.80%	.79%	.80%	.79%
Expenses net of fee waivers, if any	.81%	.80%	.79%	.79%	.79%
Expenses net of all reductions	.81%	.80%	.79%	.79%	.79%
Net investment income (loss)	2.33%	2.04%	1.63%	1.92%	1.98%
Supplemental Data
Net assets, end of period (in millions)	$15	$15	$20	$25	$20
Portfolio turnover rateF	680%G	363%	357%	404%	439%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mortgage Securities Fund Class C

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$11.28	$11.42	$11.27	$11.23
Income from Investment Operations
Net investment income (loss)A	.177	.144	.100	.133	.141
Net realized and unrealized gain (loss)	.473	(.353)	(.123)	.172	.037
Total from investment operations	.650	(.209)	(.023)	.305	.178
Distributions from net investment income	(.160)	(.201)	(.117)	(.149)	(.135)
Distributions from net realized gain	–	–	–	(.006)	(.003)
Total distributions	(.160)	(.201)	(.117)	(.155)	(.138)
Net asset value, end of period	$11.36	$10.87	$11.28	$11.42	$11.27
Total ReturnB,C	6.04%	(1.86)%	(.19)%	2.72%	1.59%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.54%	1.54%	1.54%	1.54%	1.53%
Expenses net of fee waivers, if any	1.54%	1.54%	1.54%	1.54%	1.53%
Expenses net of all reductions	1.54%	1.54%	1.54%	1.54%	1.53%
Net investment income (loss)	1.61%	1.30%	.89%	1.17%	1.25%
Supplemental Data
Net assets, end of period (in millions)	$5	$9	$13	$19	$16
Portfolio turnover rateF	680%G	363%	357%	404%	439%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mortgage Securities Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.91	$11.33	$11.47	$11.31	$11.27
Income from Investment Operations
Net investment income (loss)A	.298	.264	.223	.257	.264
Net realized and unrealized gain (loss)	.474	(.363)	(.123)	.182	.037
Total from investment operations	.772	(.099)	.100	.439	.301
Distributions from net investment income	(.282)	(.321)	(.240)	(.273)	(.258)
Distributions from net realized gain	–	–	–	(.006)	(.003)
Total distributions	(.282)	(.321)	(.240)	(.279)	(.261)
Net asset value, end of period	$11.40	$10.91	$11.33	$11.47	$11.31
Total ReturnB	7.19%	(.87)%	.90%	3.93%	2.68%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.69%	2.39%	1.98%	2.26%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$696	$894	$926	$948	$856
Portfolio turnover rateE	680%F	363%	357%	404%	439%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mortgage Securities Fund Class I

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$11.28	$11.43	$11.27	$11.23
Income from Investment Operations
Net investment income (loss)A	.292	.259	.218	.250	.256
Net realized and unrealized gain (loss)	.475	(.353)	(.134)	.182	.038
Total from investment operations	.767	(.094)	.084	.432	.294
Distributions from net investment income	(.277)	(.316)	(.234)	(.266)	(.251)
Distributions from net realized gain	–	–	–	(.006)	(.003)
Total distributions	(.277)	(.316)	(.234)	(.272)	(.254)
Net asset value, end of period	$11.36	$10.87	$11.28	$11.43	$11.27
Total ReturnB	7.17%	(.83)%	.76%	3.88%	2.64%
Ratios to Average Net AssetsC,D
Expenses before reductions	.49%	.49%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.50%	.50%
Expenses net of all reductions	.49%	.49%	.49%	.50%	.50%
Net investment income (loss)	2.65%	2.35%	1.94%	2.21%	2.28%
Supplemental Data
Net assets, end of period (in millions)	$47	$56	$73	$79	$72
Portfolio turnover rateE	680%F	363%	357%	404%	439%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mortgage Securities Fund Class Z

Year ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.80
Income from Investment Operations
Net investment income (loss)B	.245
Net realized and unrealized gain (loss)	.589
Total from investment operations	.834
Distributions from net investment income	(.264)
Distributions from net realized gain	–
Total distributions	(.264)
Net asset value, end of period	$11.37
Total ReturnC,D	7.82%
Ratios to Average Net AssetsE,F
Expenses before reductions	.39%G
Expenses net of fee waivers, if any	.36%G
Expenses net of all reductions	.36%G
Net investment income (loss)	2.76%G
Supplemental Data
Net assets, end of period (in millions)	$105
Portfolio turnover rateH	680%I

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Mortgage Securities Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Fidelity Mortgage Securities Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,143
Gross unrealized depreciation	(5,630)
Net unrealized appreciation (depreciation)	$6,513
Tax Cost	$1,248,847

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,188
Capital loss carryforward	$(2,087)
Net unrealized appreciation (depreciation) on securities and other investments	$6,513

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(2,087)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$24,740	$ 29,211

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(29)	$(239)
Total Credit Risk	$(29)	$(239)
Interest Rate Risk
Futures Contracts	$(9,476)	$(204)
Purchased Options	1,035	1,010
Swaps	(431)	8
Written Options	(116)	(392)
Total Interest Rate Risk	(8,988)	422
Totals	$(9,017)	$183

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, in-kind transactions and U.S. government securities, aggregated $152,662 and $190,393, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$65	$1
Class M	-%	.25%	37	–(a)
Class C	.75%	.25%	73	4
			$175	$5

 (a) Amount represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3
Class M	–(a)
Class C(b)	–(a)
$3

 (a) Amount represents less than five hundred dollars.

 (b) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Mortgage Securities Fund and Class Z. FIIOC receives an asset-based fee of Mortgage Securities Fund's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$53.20
Class M	31.21
Class C	14.19
Fidelity Mortgage Securities Fund	870.10
Class I	69.14
Class Z	2	.05(a)
	$1,039

 (a) Annualized

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 6,861 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $73,960. The net realized loss of $(2,018) on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$2

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019(a)	Year ended August 31, 2018
Distributions to shareholders
Class A	$575	$–
Class M	327	–
Class C	110	–
Fidelity Mortgage Securities Fund	22,329	–
Class I	1,291	–
Class Z	108	–
Total	$24,740	$ -
From net investment income
Class A	$–	$799
Class M	–	448
Class C	–	206
Fidelity Mortgage Securities Fund	–	25,901
Class I	–	1,857
Total	$–	$29,211

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019(a)	Year ended August 31, 2018	Year ended August 31, 2019(a)	Year ended August 31, 2018
Class A
Shares sold	716	185	$7,946	$2,030
Reinvestment of distributions	47	67	523	739
Shares redeemed	(652)	(914)	(7,167)	(10,039)
Net increase (decrease)	111	(662)	$1,302	$(7,270)
Class M
Shares sold	126	68	$1,404	$759
Reinvestment of distributions	29	40	319	437
Shares redeemed	(259)	(460)	(2,880)	(5,055)
Net increase (decrease)	(104)	(352)	$(1,157)	$(3,859)
Class C
Shares sold	73	40	$808	$437
Reinvestment of distributions	10	18	108	200
Shares redeemed	(541)	(359)	(5,976)	(3,946)
Net increase (decrease)	(458)	(301)	$(5,060)	$(3,309)
Fidelity Mortgage Securities Fund
Shares sold	31,610	22,955	$348,998	$253,501
Reinvestment of distributions	1,411	1,869	15,588	20,654
Shares redeemed	(53,917)(b)	(24,644)	(600,456)(b)	(272,741)
Net increase (decrease)	(20,896)	180	$(235,870)	$1,414
Class I
Shares sold	627	1,688	$6,903	$18,724
Reinvestment of distributions	114	163	1,256	1,799
Shares redeemed	(1,767)	(3,204)	(19,466)	(35,434)
Net increase (decrease)	(1,026)	(1,353)	$(11,307)	$(14,911)
Class Z
Shares sold	9,604	–	$108,812	$–
Reinvestment of distributions	8	–	95	–
Shares redeemed	(391)	–	(4,410)	–
Net increase (decrease)	9,221	–	$104,497	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 (b) Amount includes in-kind redemptions (see Affiliated Redemptions In-Kind notes for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Mortgage Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Mortgage Securities Fund (one of the funds constituting Fidelity Advisor Series II, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 276 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Class A	.80%
Actual		$1,000.00	$1,046.10	$4.13
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class M	.80%
Actual		$1,000.00	$1,047.00	$4.13
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class C	1.54%
Actual		$1,000.00	$1,043.20	$7.93
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Fidelity Mortgage Securities Fund	.45%
Actual		$1,000.00	$1,048.80	$2.32
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.48%
Actual		$1,000.00	$1,048.80	$2.48
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Class Z	.36%
Actual		$1,000.00	$1,049.40	$1.86
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $16,241,551 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

AMOR-ANN-1019
1.704047.122

Fidelity® Series Investment Grade Securitized Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Life of fundA
Fidelity® Series Investment Grade Securitized Fund	7.83%	7.61%

 A From August 17, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Investment Grade Securitized Fund on August 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Securitized Index performed over the same period.

Period Ending Values
$10,791	Fidelity® Series Investment Grade Securitized Fund
$10,745	Bloomberg Barclays U.S. Securitized Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:  For the fiscal year, the fund gained 7.83%, outpacing, net of fees, the 7.27% advance of the Bloomberg Barclays U.S. Securitized Bond Index. We attempted to exploit market inefficiencies and identify attractively priced securities while managing risk. We added value by owning non-agency securitized debt, specifically commercial mortgage-backed securities, residential mortgage-backed securities (RMBS) and asset-backed securities in the auto sector. Our use of swaptions (options that give the buyer the right, but not the obligation, to enter into a swap contract after specified periods of time) was another positive for the fund's performance versus the benchmark. We purchased swaptions when interest-rate volatility was below what we deemed reasonable in early 2019, anticipating volatility would rise. Later in the period, rising rate-volatility boosted the value of our swaptions. Timely purchases and sales of both Freddie Mac K-Series securities made up of mortgages on multifamily housing projects and agency securities made up of single-family rental mortgages also contributed. There were no notable detractors from the fund's performance versus the benchmark this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	111.1%
AAA	9.2%
AA	0.2%
A	0.2%
Not Rated	2.0%
Short-Term Investments and Net Other Assets*	(22.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*,**,***
U.S. Government and U.S. Government Agency Obligations	111.1%
Asset-Backed Securities	3.0%
CMOs and Other Mortgage Related Securities	8.6%
Short-Term Investments and Net Other Assets (Liabilities)†	(22.7)%

 * Foreign investments - 1.8%

 ** Futures and Swaps - 2.9%

 *** Written options - (12.5)%

 † Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 124.5%
	Principal Amount	Value
Fannie Mae - 40.6%
2.5% 4/1/37 to 10/1/37	1,902,294	1,928,622
3% 3/1/30 to 8/1/49	14,221,262	14,620,403
3.5% 12/1/42 to 5/1/48 (a)	12,724,798	13,373,884
4% 5/1/29 to 9/1/48 (a)	8,074,231	8,472,349
4.5% 12/1/48 to 3/1/49	5,295,220	5,637,739

TOTAL FANNIE MAE		44,032,997

Freddie Mac - 10.9%
2.5% 12/1/32 to 3/1/33	576,251	584,945
3% 4/1/33 to 12/1/46	1,417,774	1,462,435
3.5% 11/1/33 to 5/1/49	6,201,902	6,506,659
4% 9/1/42 to 9/1/48 (a)(b)	1,440,316	1,514,389
4.5% 10/1/39 to 12/1/48	1,620,682	1,751,052

TOTAL FREDDIE MAC		11,819,480

Ginnie Mae - 51.8%
3% 4/20/46 to 4/20/48	2,598,644	2,687,212
3% 9/1/49 (c)	3,250,000	3,351,438
3% 9/1/49 (c)	2,200,000	2,268,666
3% 9/1/49 (c)	800,000	824,969
3% 9/1/49 (c)	1,500,000	1,546,817
3% 9/1/49 (c)	1,500,000	1,546,817
3% 9/1/49 (c)	1,200,000	1,237,454
3% 9/1/49 (c)	450,000	464,045
3% 9/1/49 (c)	450,000	464,045
3% 9/1/49 (c)	200,000	206,242
3% 9/1/49 (c)	200,000	206,242
3% 9/1/49 (c)	100,000	103,121
3% 9/1/49 (c)	900,000	928,090
3% 9/1/49 (c)	1,500,000	1,546,817
3% 9/1/49 (c)	300,000	309,363
3% 9/1/49 (c)	1,000,000	1,031,212
3% 9/1/49 (c)	700,000	721,848
3% 9/1/49 (c)	1,200,000	1,237,454
3% 10/1/49 (c)	4,200,000	4,325,510
3.5% 9/20/40 to 6/20/49	8,638,384	9,062,995
3.5% 9/1/49 (c)	2,500,000	2,597,266
3.5% 9/1/49 (c)	2,000,000	2,077,813
3.5% 9/1/49 (c)	1,600,000	1,662,250
3.5% 9/1/49 (c)	400,000	415,563
3.5% 9/1/49 (c)	1,300,000	1,350,578
3.5% 9/1/49 (c)	1,400,000	1,454,469
3.5% 9/1/49 (c)	1,400,000	1,454,469
3.5% 9/1/49 (c)	1,400,000	1,454,469
4% 10/20/40 to 5/20/49	6,335,883	6,725,476
4.5% 4/20/47 to 6/20/48	2,741,251	2,900,215

TOTAL GINNIE MAE		56,162,925

Uniform Mortgage Backed Securities - 21.2%
2.5% 9/1/34 (c)	2,550,000	2,584,863
3% 9/1/34 (c)	1,250,000	1,281,738
3% 9/1/49 (c)	4,300,000	4,382,977
3% 9/1/49 (c)	600,000	611,578
3% 9/1/49 (c)	200,000	203,859
3% 9/1/49 (c)	1,800,000	1,834,734
3.5% 9/1/49 (c)	2,000,000	2,055,156
3.5% 9/1/49 (c)	150,000	154,137
3.5% 9/1/49 (c)	150,000	154,137
3.5% 9/1/49 (c)	2,000,000	2,055,156
3.5% 9/1/49 (c)	300,000	308,273
3.5% 9/1/49 (c)	800,000	822,062
3.5% 9/1/49 (c)	3,500,000	3,596,523
4% 9/1/49 (c)	300,000	311,421
4% 9/1/49 (c)	400,000	415,228
4% 9/1/49 (c)	700,000	726,650
4% 9/1/49 (c)	900,000	934,264
4.5% 9/1/49 (c)	500,000	526,290

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		22,959,046

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $133,149,319)		134,974,448

Asset-Backed Securities - 3.0%
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	$147,000	$149,135
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (d)	67,757	68,128
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P2 Class A, 3.47% 10/15/25 (d)	50,721	51,010
Series 2018-P3 Class A, 3.82% 1/15/26 (d)	62,100	62,685
Series 2019-P1 Class A, 2.94% 7/15/26 (d)	93,320	93,633
Finance of America Structured Securities Trust Series 2018-HB1 Class A, 3.3751% 9/25/28 (d)	44,512	44,611
Ford Credit Auto Owner Trust Series 2019-1 Class A, 3.52% 7/15/30 (d)	100,000	105,620
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	50,000	56,105
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (d)	94,155	98,137
Nationstar HECM Loan Trust:
Series 2018-3A Class A 3.5545% 11/25/28 (d)	102,645	102,402
Series 2019-1A Class A, 2.6513% 6/25/29 (d)	342,987	343,848
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 2.896% 9/25/23 (d)(e)(f)	100,000	100,131
Prosper Marketplace Issuance Trust:
Series 2018-2A Class A, 3.35% 10/15/24 (d)	39,303	39,423
Series 2019-2A Class A, 3.2% 9/15/25 (d)	1,601,889	1,607,984
Securitized Term Auto Receivables Trust Series 2017-2A Class A4, 2.289% 3/25/22 (d)	55,000	55,101
Towd Point Mortgage Trust:
Series 2018-6 Class A1A, 3.75% 3/25/58 (d)	87,678	90,483
Series 2019-1 Class A1, 3.75% 3/25/58 (d)	92,717	97,234
Upgrade Receivables Trust Series 2018-1A Class A, 3.76% 11/15/24 (d)	57,329	57,532
Verizon Owner Trust Series 2017-1A Class A, 2.06% 9/20/21 (d)	53,840	53,821
TOTAL ASSET-BACKED SECURITIES
(Cost $3,242,157)		3,277,023

Collateralized Mortgage Obligations - 2.3%
Private Sponsor - 1.8%
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 2.5823% 8/25/60 (d)(e)(f)	146,960	146,676
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.7234% 10/15/54 (d)(e)(f)	192,133	191,935
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.9023% 12/22/69 (d)(e)(f)	186,667	187,191
Series 2019-2A Class 1A, 2.71% 12/22/69 (d)	218,000	219,545
Permanent Master Issuer PLC floater Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.6834% 7/15/58 (d)(e)(f)	1,000,000	999,796
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 2.8476% 1/21/70 (d)(e)(f)	200,000	200,046

TOTAL PRIVATE SPONSOR		1,945,189

U.S. Government Agency - 0.5%
Ginnie Mae guaranteed REMIC pass-thru certificates:
planned amortization class Series 2016-69 Class WA, 3% 2/20/46	68,410	69,789
sequential payer:
Series 2017-139 Class BA, 3% 9/20/47	407,886	413,913
Series 2018-H12 Class HA, 3.25% 8/20/68 (g)	104,443	109,948

TOTAL U.S. GOVERNMENT AGENCY		593,650

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,534,888)		2,538,839

Commercial Mortgage Securities - 6.8%
Benchmark Mortgage Trust Series 2019-B12 Class XA, 1.207% 8/15/52 (e)(h)	972,000	75,808
BX Trust floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 3.1951% 4/15/34 (d)(e)(f)	103,000	103,000
CD Commercial Mortgage Trust sequential payer Series 2017-CD6 Class ASB, 3.332% 11/13/50	400,000	424,631
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (d)(e)(f)	140,000	140,000
Citigroup Commercial Mortgage Trust sequential payer:
Series 2017-C4 Class AAB, 3.297% 10/12/50	280,000	299,053
Series 2017-P7 Class AAB, 3.509% 4/14/50	400,000	424,755
Series 2018-B2 Class AAB, 3.962% 3/10/51	300,000	329,277
COMM Mortgage Trust sequential payer Series 2017-CD4 Class ASB, 3.317% 5/10/50	278,000	293,958
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 3.1751% 5/15/36 (d)(e)(f)	1,400,000	1,400,879
Series 2018-SITE Class A, 4.284% 4/15/36 (d)	100,000	107,239
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	200,000	216,701
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 3.6451% 9/15/31 (d)(e)(f)	1,625,000	1,621,068
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 3.2851% 10/15/31 (d)(e)(f)	1,200,000	1,199,163
sequential payer Series 2015-GC32 Class A4, 3.764% 7/10/48	100,000	109,010
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (d)	100,000	105,062
Morgan Stanley Capital I Trust floater Series 2019-AGLN Class A, 1 month U.S. LIBOR + 0.950% 3.1451% 3/15/34 (d)(e)(f)	32,000	32,020
MSCG Trust Series 2016-SNR Class A, 3.4596% 11/15/34 (d)(e)	17,759	17,885
RETL floater Series 2019-RVP:
Class A, 1 month U.S. LIBOR + 1.150% 3.3451% 3/15/36(d)(e)(f)	24,650	24,688
Class B, 1 month U.S. LIBOR + 1.550% 3.7451% 3/15/36 (d)(e)(f)	100,000	100,375
Class C, 1 month U.S. LIBOR + 2.100% 4.2951% 3/15/36 (d)(e)(f)	100,000	100,406
Wells Fargo Commercial Mortgage Trust sequential payer Series 2015-C26 Class A4, 3.166% 2/15/48	100,000	105,384
WF-RBS Commercial Mortgage Trust Series 2014-C25 Class A5, 3.631% 11/15/47	150,000	161,248
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $7,298,662)		7,391,610
	Shares	Value

Money Market Funds - 11.1%
Fidelity Cash Central Fund 2.13% (i)
(Cost $12,062,614)	12,060,202	12,062,614

Purchased Swaptions - 1.6%(j)
	Expiration Date	Notional Amount	Value
Put Options - 0.3%
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.476% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/27/24	6,000,000	$171,888
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.525% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	6,000,000	43,141
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.54% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	5,000,000	35,224
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.755% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2029	2/15/22	500,000	2,501
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.645% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	2,000,000	12,500
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.767% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2029	2/1/22	400,000	1,931
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.8775% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2029	1/18/22	400,000	1,654

TOTAL PUT OPTIONS			268,839

Call Options - 1.3%
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.476% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/27/24	6,000,000	178,824
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.525% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	6,000,000	501,467
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.54% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	5,000,000	422,247
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.755% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2029	2/15/22	500,000	48,572
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.645% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	2,000,000	180,593
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.767% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2029	2/1/22	400,000	39,162
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.8775% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2029	1/18/22	400,000	41,856

TOTAL CALL OPTIONS			1,412,721

TOTAL PURCHASED SWAPTIONS
(Cost $1,143,290)			1,681,560
TOTAL INVESTMENT IN SECURITIES - 149.3%
(Cost $159,430,930)			161,926,094
NET OTHER ASSETS (LIABILITIES) - (49.3)%			(53,484,227)
NET ASSETS - 100%			$108,441,867

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
3% 9/1/49	$(900,000)	$(928,090)
3% 9/1/49	(4,200,000)	(4,331,089)
3.5% 9/1/49	(1,000,000)	(1,038,906)
3.5% 9/1/49	(650,000)	(675,289)
3.5% 9/1/49	(700,000)	(727,234)
3.5% 9/1/49	(550,000)	(571,398)
3.5% 9/1/49	(250,000)	(259,727)
3.5% 9/1/49	(250,000)	(259,727)

TOTAL GINNIE MAE		(8,791,460)

Uniform Mortgage Backed Securities
3.5% 9/1/49	(2,000,000)	(2,055,157)
3.5% 9/1/49	(500,000)	(513,789)
4% 9/1/49	(1,600,000)	(1,660,913)
4% 9/1/49	(700,000)	(726,650)
4.5% 9/1/49	(1,250,000)	(1,315,724)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(6,272,233)

TOTAL TBA SALE COMMITMENTS
(Proceeds $15,032,592)		$(15,063,693)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Options
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.507% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/8/19	1,000,000	$(7,836)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.65% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/7/24	800,000	(19,845)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.92% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/25/19	190,000	(20)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.02% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/16/19	1,000,000	(16)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.1675% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/20/24	3,600,000	(56,276)

TOTAL PUT OPTIONS			(83,993)

Call Options
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.507% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/8/19	1,000,000	(20,539)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.65% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/7/24	800,000	(27,267)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.92% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/25/19	190,000	(9,696)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.02% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/16/19	1,000,000	(60,244)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.1675% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/20/24	3,600,000	(176,928)

TOTAL CALL OPTIONS			(294,674)

TOTAL WRITTEN SWAPTIONS			$(378,667)

For the period, the average monthly notional amount at value for written swaptions in the aggregate was $3,095,000.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1	Dec. 2019	$216,117	$30	$30
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	3	Dec. 2019	433,313	234	234

TOTAL PURCHASED FUTURES					264

Sold
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	47	Dec. 2019	5,638,898	(2,257)	(2,257)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	7	Dec. 2019	1,156,750	(6,577)	(6,577)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	1	Dec. 2019	197,438	435	435

TOTAL SOLD FUTURES					(8,399)

TOTAL FUTURES CONTRACTS					$(8,135)

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

The notional amount of futures sold as a percentage of Net Assets is 6.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $5,070,217

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$400,000	$(1,278)	$829	$(449)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2021	$965,000	$(537)	$0	$(537)
3-month LIBOR(3)	Quarterly	1.5%	Semi - annual	LCH	Dec. 2029	3,810,000	6,960	0	6,960

TOTAL INTEREST RATE SWAPS							$6,423	$0	$6,423

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $1,321,583.

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $96,791.

 (b) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $224,454.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,968,757 or 9.2% of net assets.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) For the period, the average monthly notional amount for purchased swaptions was $15,850,000.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$279,600
Total	$279,600

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government Agency - Mortgage Securities	$134,974,448	$--	$134,974,448	$--
Asset-Backed Securities	3,277,023	--	3,277,023	--
Collateralized Mortgage Obligations	2,538,839	--	2,538,839	--
Commercial Mortgage Securities	7,391,610	--	7,391,610	--
Money Market Funds	12,062,614	12,062,614	--	--
Purchased Swaptions	1,681,560	--	1,681,560	--
Total Investments in Securities:	$161,926,094	$12,062,614	$149,863,480	$--
Derivative Instruments:
Assets
Futures Contracts	$699	$699	$--	$--
Swaps	6,960	--	6,960	--
Total Assets	$7,659	$699	$6,960	$--
Liabilities
Futures Contracts	$(8,834)	$(8,834)	$--	$--
Swaps	(1,815)	--	(1,815)	--
Written Swaptions	(378,667)	--	(378,667)	--
Total Liabilities	$(389,316)	$(8,834)	$(380,482)	$--
Total Derivative Instruments:	$(381,657)	$(8,135)	$(373,522)	$--
Other Financial Instruments:
TBA Sale Commitments	$(15,063,693)	$--	$(15,063,693)	$--
Total Other Financial Instruments:	$(15,063,693)	$--	$(15,063,693)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$--	$(1,278)
Total Credit Risk	--	(1,278)
Interest Rate Risk
Futures Contracts(b)	699	(8,834)
Purchased Swaptions(c)	1,681,560	--
Swaps(d)	6,960	(537)
Written Swaptions(e)	--	(378,667)
Total Interest Rate Risk	1,689,219	(388,038)
Total Value of Derivatives	$1,689,219	$(389,316)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in distributable earnings.

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank, N.A.	$1,053,152	$--	$--	$--	$1,053,152
Bank of America, N.A.	350,712	(378,667)	--	--	(27,955)
Goldman Sachs Bank U.S.A.	277,696	--	--	--	277,696
Centrally Cleared OTC Swaps	6,960	(537)	--	--	6,423
Citigroup Global Markets Ltd.	--	(1,278)	--	--	(1,278)
Exchange Traded Futures	699	(8,834)	--	8,135	--
Total	$1,689,219	$(389,316)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $147,368,316)	$149,863,480
Fidelity Central Funds (cost $12,062,614)	12,062,614
Total Investment in Securities (cost $159,430,930)		$161,926,094
Receivable for investments sold		1,565,426
Receivable for premium on written options		310,285
Receivable for TBA sale commitments		15,032,592
Receivable for fund shares sold		5,340,610
Interest receivable		252,094
Distributions receivable from Fidelity Central Funds		18,716
Total assets		184,445,817
Liabilities
Payable for investments purchased
Regular delivery	$1,635,240
Delayed delivery	57,540,566
TBA sale commitments, at value	15,063,693
Payable for fund shares redeemed	1,366,239
Distributions payable	9
Bi-lateral OTC swaps, at value	1,278
Accrued management fee	395
Payable for daily variation margin on futures contracts	4,156
Payable for daily variation margin on centrally cleared OTC swaps	10,125
Written options, at value (premium receivable $310,285)	378,667
Other payables and accrued expenses	3,582
Total liabilities		76,003,950
Net Assets		$108,441,867
Net Assets consist of:
Paid in capital		$105,429,490
Total distributable earnings (loss)		3,012,377
Net Assets, for 10,381,857 shares outstanding		$108,441,867
Net Asset Value, offering price and redemption price per share ($108,441,867 ÷ 10,381,857 shares)		$10.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$1,140,572
Income from Fidelity Central Funds		279,600
Total income		1,420,172
Expenses
Custodian fees and expenses	$10,051
Independent trustees' fees and expenses	160
Commitment fees	62
Total expenses before reductions	10,273
Expense reductions	(3,982)
Total expenses after reductions		6,291
Net investment income (loss)		1,413,881
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,205,224
Fidelity Central Funds	(879)
Futures contracts	(322,362)
Swaps	(204,909)
Written options	(17,793)
Total net realized gain (loss)		659,281
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,499,538
Fidelity Central Funds	879
Futures contracts	(8,135)
Swaps	5,974
Written options	(68,382)
Delayed delivery commitments	(33,269)
Total change in net unrealized appreciation (depreciation)		2,396,605
Net gain (loss)		3,055,886
Net increase (decrease) in net assets resulting from operations		$4,469,767

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	For the period August 17, 2018 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,413,881	$8,163
Net realized gain (loss)	659,281	(121)
Change in net unrealized appreciation (depreciation)	2,396,605	(3,085)
Net increase (decrease) in net assets resulting from operations	4,469,767	4,957
Distributions to shareholders	(1,454,770)	–
Distributions to shareholders from net investment income	–	(7,640)
Total distributions	(1,454,770)	(7,640)
Share transactions
Proceeds from sales of shares	102,568,868	10,376,650
Reinvestment of distributions	1,454,761	6,551
Cost of shares redeemed	(8,977,277)	–
Net increase (decrease) in net assets resulting from share transactions	95,046,352	10,383,201
Total increase (decrease) in net assets	98,061,349	10,380,518
Net Assets
Beginning of period	10,380,518	–
End of period	$108,441,867	$10,380,518
Other Information
Undistributed net investment income end of period		$523
Shares
Sold	10,074,761	1,037,655
Issued in reinvestment of distributions	141,542	655
Redeemed	(872,756)	–
Net increase (decrease)	9,343,547	1,038,310

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Investment Grade Securitized Fund

Years ended August 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)B	.293	.008
Net realized and unrealized gain (loss)	.475	–C
Total from investment operations	.768	.008
Distributions from net investment income	(.318)	(.008)
Total distributions	(.318)	(.008)
Net asset value, end of period	$10.45	$10.00
Total ReturnD,E	7.83%	.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	.02%	- %C,H
Expenses net of fee waivers, if any	.01%	- %C,H
Expenses net of all reductions	.01%	- %C,H
Net investment income (loss)	2.92%	1.99%H
Supplemental Data
Net assets, end of period (000 omitted)	$108,442	$10,381
Portfolio turnover rateI	1,434%	18%J

 A For the period August 17, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than .005%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Series Investment Grade Securitized Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, futures and options transactions, and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,908,511
Gross unrealized depreciation	(506,429)
Net unrealized appreciation (depreciation)	$2,402,082
Tax Cost	$159,430,503

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$610,295
Net unrealized appreciation (depreciation) on securities and other investments	$2,402,082

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018(a)
Ordinary Income	$1,454,770	$ 7,640

 (a) For the period August 17, 2018 (commencement of operations) to August 31, 2018.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(334)	$(449)
Interest Rate Risk
Futures Contracts	(322,362)	(8,135)
Purchased Options	44,911	538,270
Written Options	(17,793)	(68,382)
Swaps	(204,575)	6,423
Total Interest Rate Risk	(499,819)	468,176
Totals	$(500,153)	$467,727

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $18,781,165 and $5,810,311, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $62 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

Effective October 30, 2018, FMR contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .014% of average net assets. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $3,267.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $715.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Series Investment Grade Securitized Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Investment Grade Securitized Fund (the "Fund"), a fund of Fidelity Advisor Series II, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from August 17, 2018 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 17, 2018 (commencement of operations) to August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 276 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	.01%	$1,000.00	$1,054.60	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Investment Grade Securitized Fund voted to pay on October 14, 2019, to shareholders of record at the opening of business on October 11, 2019, a distribution of $.055 per share derived from capital gains realized from sales of portfolio securities.

A total of 4.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

IGS-ANN-1019
1.9891237.101

Item 2.

Code of Ethics

As of the end of the period, August 31, 2019, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Limited Term Bond Fund and Fidelity Advisor Mortgage Securities Fund (the “Funds”):

Services Billed by PwC

August 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Limited Term Bond Fund	$105,000	$7,800	$4,600	$4,500
Fidelity Advisor Mortgage Securities Fund	$111,000	$8,100	$4,600	$4,600

August 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Limited Term Bond Fund	$97,000	$8,300	$5,900	$4,700
Fidelity Advisor Mortgage Securities Fund	$101,000	$8,600	$4,600	$4,800

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Investment Grade Securitized Fund (the “Fund”):

Services Billed by Deloitte Entities

August 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Investment Grade Securitized Fund	$84,000	$100	$6,500	$2,200

August 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Investment Grade Securitized Fund	$53,000	$-	$6,000	$-

A Amounts may reflect rounding.

B Fidelity Series Investment Grade Securitized Fund commenced operations on August 17, 2018.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2019A	August 31, 2018A
Audit-Related Fees	$7,775,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by Deloitte Entities

	August 31, 2019A	August 31, 2018A,B
Audit-Related Fees	$290,000	$5,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Investment Grade Securitized Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	August 31, 2019A	August 31, 2018A,B
PwC	$12,490,000	$10,935,000
Deloitte Entities	$710,000	$355,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Investment Grade Securitized Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 25, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 25, 2019